As filed with the Securities and Exchange Commission on July 8, 2013

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08348

LORD ASSET MANAGEMENT TRUST

(Exact name of Registrant as specified in charter)

440 South LaSalle Street

Chicago, Illinois 60605-1028

(Address of principal executive offices) (Zip code)

Thomas S. White

Thomas White International, Ltd.

440 South LaSalle Street

Chicago, Illinois 60605-1028

(Name and address of agent for service)

(312) 663-8300

Registrant’s telephone number, including area code

Date of fiscal year end: 10/31

Date of reporting period: 11/01/12 – 4/30/13

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

APRIL 30, 2013

THE INTERNATIONAL FUND

THE EMERGING MARKETS FUND

THE AMERICAN OPPORTUNITIES FUND

The world economy is continuously evolving in ways we could have hardly imagined even a few years earlier. Transformative changes make global investing more complex and challenging, but at the same time open up fascinating prospects for those who have the ability to spot them, and the discipline to focus on long-term trends. Thomas White International was established as a research-driven organization, which seeks to identify global investment opportunities for the benefit of its clients.

We invite you to visit our newest

website www.thenewglobal.com

Our New Global website offers a window into the dramatic changes in the world economy in a very comprehensive manner, through an in-depth understanding of the factors and trends that are driving growth in select countries and regions. The question we always ask ourselves is ‘What is the Big Picture’? In other words, we always try to analyze local or regional trends from a broader global context. We are confident that The New Global website will be a highly informative resource for investors and their advisors.

President, Thomas White Funds

(This page is not part of the Semi-Annual Report.)

THOMAS S. WHITE, JR.

The Funds’ Chairman and Portfolio Manager

ThomasWhite is the Funds’ Chairman of the Board of Trustees and Portfolio Manager. He has 47 years of investment experience, dating back to 1966 when he began his career at Goldman Sachs. Tom’s interests have always been global. As a boy he grew up around the world, living and traveling throughout Europe, North America and the Far East before graduating from Duke University with an economics degree in 1965. Over his forty-seven years as an investment manager, he has been with Lehman Brothers, Blyth Eastman Dillon and Morgan Stanley, where he spent

14 years as a Managing Director. While at Morgan Stanley, Tom served as Chief Investment Officer for the firm’s U.S. value-style equity group.

Thomas White International, Ltd. was founded in 1992. It was initially named Lord Asset Management until 1997. Mr. White directs the management of portfolios in Europe, Africa, North America, Latin America, Japan and Asia. He is the senior professional in a team of seasoned security analysts who have been with the firm for many years. The firm’s research division produces monthly valuations covering over 3,000 companies in 45 countries.

www.thomaswhitefunds.com

Message to Shareholders

June 26, 2013

Dear Shareholders and Friends,

We want to welcome the growing number of individuals, registered investment advisors and investment banks who have entrusted us to manage a portion of their assets. To deal with our growth, we have increased our capacity to provide client support. We have also expanded the research and analysis available on our website to keep you current on important topics and significant events affecting global investing. These improvements are being guided by your many helpful comments.

Whenever markets are especially volatile, our investment team finds it valuable to reconfirm the investment strategy that guides our country, industry and stock selection decisions. We start by examining what we feel are the factors that explain why certain countries and their stocks have faster and more consistent growth.

We Prefer Stocks in Well-Managed Countries

Governments, like corporations, benefit from strong management that knows what it takes to stimulate growth; a balance sheet kept strong by maintaining an annual budget surplus along with ongoing investments in infrastructure to attract and promote successful private businesses. Run down the list of developed market countries in the IMF database and with few exceptions those with above average growth have lower debt-to-GDP ratios, surpluses or lower budget deficits, and higher investments-to-GDP ratios. In Europe, this explains why the Scandinavian countries and many of their companies are growing faster compared to those in southern Europe.

Given their large populations and yet-to-be-fully developed economies, emerging market (EM) countries generally have the potential for strong growth. The EM countries’ low debt levels, greater budget discipline and heavy investing also have helped them produce above average growth rates. For example, these factors largely explain why China has enjoyed a higher growth rate than India.

Adjusting Our Regional and Industry Weights for the World’s Slow Economic Recovery

After world leaders successfully stopped a liquidity crisis in September of 2008, major central banks initiated a series of progressively stronger monetary policies to stimulate a recovery in consumer demand and business expansion. When their traditional stimulative approach of lowering short- and then longer-term interest rates failed, the Federal Reserve itself began purchasing bonds (quantitative easing). Now, after raising the level of monthly bond purchases three times, GNP growth has improved. US growth over the last

2	www.thomaswhitefunds.com

3 years is averaging 2%, versus its trailing 30-year average of 5.6%. This slow growth rate explains why inflation remains low (1.1%) and unemployment rates are still high (7.6%).

GDP Weights by Asset Class & Region and World Share change since 1980
#	Region	Dec 31 1980	Dec 31 1990	Dec 31 2000	Dec 31 2010	Dec 31 2018 E	Shr Chg 1980-18E
45	AC World Countries

24	Developed Markets	76.3%	74.1%	66.3%	55.2%	47.5%	-28.8%

21	Emerging Markets	23.7%	25.9%	33.7%	44.8%	52.5%	28.8%
	REGIONS
21	Europe (West & East)	36.7%	33.3%	32.4%	28.2%	23.7%	-13.0%

4	Middle East/Africa	2.2%	2.1%	2.0%	2.1%	2.1%	-0.1%

2	North America	30.6%	30.0%	28.7%	24.3%	22.2%	-8.4%

5	Latin America	9.3%	7.9%	7.4%	7.3%	7.2%	-2.1%

13	Asia Pacific	21.4%	26.8%	29.6%	38.2%	44.7%	23.3%

* A region's weight within the world economy is based on its 2013 Purchasing Power Parity GDP (source International Monetary Fund).

Data for 2013 through 2018 are IMF June 2013 projections.

Projected Top 10 Countries by World GDP Share in 2018
#	Country	Dec 31 1980	Dec 31 1990	Dec 31 2000	Dec 31 2010	Dec 31 2018 E	She Chg 1980-18E
1	Europe (West & East)	36.7%	33.3%	32.4%	28.2%	23.7%	-13.0%

2	China	2.5%	4.3%	8.0%	15.5%	21.8%	19.3%

3	United States	27.8%	24.7%	26.4%	22.2%	20.3%	-7.5%

4	India	2.9%	3.5%	4.2%	6.2%	7.4%	4.5%

5	Japan	9.8%	11.0%	8.5%	6.7%	5.4%	-4.4%

6	Russia	3.0%	2.9%	3.0%	3.4%	3.4%	0.4%

7	Brazil	4.4%	3.7%	3.3%	3.4%	3.2%	-1.2%

8	Mexico	3.3%	2.9%	2.8%	2.4%	2.3%	-1.0%

9	Korea	0.9%	1.6%	2.1%	2.3%	2.2%	1.3%

10	Canada	2.7%	2.6%	2.4%	2.0%	1.8%	-0.9%

* A country's weight within the world economy is based on its 2013 Purchasing Power Parity GDP (source International Monetary Fund).

Data for 2013 through 2018 are IMF June 2013 projections.

www.thomaswhitefunds.com	3

An Era of Slow Developed Market Growth

We see developed market (DM) countries half way through a decade-long period of 1% to 3% GDP growth, where the upside chance of advancing to a 5% level is distinctly lower than slipping to 0%. We feel the European and Japanese economies are also locked in this low growth environment, but that the superior financial discipline in northern European countries should cause them to experience faster growth than the United States and Japan.

Emerging Market Economies Continue to Grow Faster

EM individual country outlooks vary, but for reasons discussed earlier, the IMF projects their average growth rate over the 6 years ending in 2018 at 5.9% versus 2.3% for developed countries.

One factor affecting some EM countries is slowing exports to DM countries. This is also true for countries that export commodities, especially to China, whose growth has come down to more sustainable levels. We are avoiding most mining companies given that the mining industry increased its capacity in anticipation of strong Chinese demand. We believe that excess capacity due to lower Chinese demand should depress most ore prices and mining earnings for years to come.

Why Abenomics, Slower Growth in China and the Future Tapering of QE Has Depressed EM Stocks

There have been a series of events over the past 6 months that have caused EM stocks to sharply underperform DM stocks. As the policies in Abenomics began circulating last September, the Yen began to decline sharply.

This gave exporters in Japan a distinct pricing advantage over their peers in South Korea, Taiwan and Mexico, and the stocks in these countries reacted accordingly. This January, China announced that it would not stimulate growth over what it felt was sustainable expansion (7.75%). Given China has been the Asian economy’s engine, this announcement was a second depressant. Now, with Chairman Bernanke’s recent statement of the impending end of QE3, the message has been sent that the large amount of low cost funds that have been supporting markets will be shrinking. Turkey’s recent street demonstrations that turned violent due to a mishandling by the country’s Premier has also depressed stocks in a EM country that we consider one of the most attractive. Given their outlooks are largely unchanged, we feel emerging market stocks are now priced at unusually attractive levels.

Our Portfolio Strategy

We believe in owning equity portfolios of sound companies that are broadly diversified across the world’s regions and industries. These include both developed and emerging market stocks. While equities are the most volatile asset class, history shows they have produced superior, inflation-adjusted returns over the long term. Well-managed companies with solid balance sheets have demonstrated the ability to survive a wide range of economic and business storms and come back more valuable than before. By being able to cope with difficult periods better than their weaker peers, these companies should be able to use their advantages in scale, lower costs and greater access to capital to increase market share in their industries and acquire valuable

4	www.thomaswhitefunds.com

companies or divisions at fire sale prices. Like us, company managers with long-term horizons recognize that difficult environments may offer exceptional buying opportunities.

Your Portfolio Manager and Others in Our Firm are Fellow Fund Shareholders

To demonstrate my personal belief in our investment approach and in an effort to avoid any perceived conflicts of interests with shareholders, I keep 100% of my personal stock market investments in the three Thomas White Funds.

We feel the globalization of economies and equity markets is now antiquating past business and investment approaches at a speed that matches advances in technology….and we see this pace of change accelerating. Accordingly, I encourage you to stay abreast of the important events occurring in the nearly fifty countries covered by our analysts. Their observations are available at www.thomaswhite.com, as well as on our newly-launched website dedicated to educating investors on the transformative changes in the global economy, www.thenewglobal.com. We encourage you to subscribe to the content on these sites.

Thomas S. White, Jr.

Chairman and Portfolio Manager

www.thomaswhitefunds.com	5

Past performance is not a guarantee of future results.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investing in International markets may involve additional risks such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. These risks are greater for emerging markets.

Diversification does not assure a profit nor protect against loss in a declining market.

Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding of the Fund.

The Thomas White Funds are distributed by Quasar Distributors, LLC.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. One cannot invest directly in an index.

Basis Point:  A unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instruments.

6	www.thomaswhitefunds.com

INTERNATIONAL STOCK MARKET PERFORMANCE

The MSCI World Index has had a more consistent performance pattern over the last 40 years than any of its regional sub-indices.

MSCI INDICES (US$)	The regional performance order in each 5-year period is shown as rank #1 (best) to #5 (worst) as of April 30, 2013.
5-YEAR RETURN PERIODS	MSCI WORLD	MSCI AC WORLD[1]	EUROPE*	USA	JAPAN	PACIFIC EX-JAPAN*	EMERGING[1]
1970-1974	-1.3%		-0.9% (#2)	-3.4% (#3)	16.0% (#1)	-6.2% (#4)

1975-1979	16.0%		18.9% (#2)	13.3% (#4)	18.8% (#3)	27.5% (#1)

1980-1984	12.4%		6.1% (#3)	14.5% (#2)	17.0% (#1)	4.1% (#4)

1985-1989	28.0%	28.1%	32.3% (#3)	19.8% (#5)	41.4% (#2)	22.4% (#4)	52.2% (#1)

1990-1994	4.2%	4.7%	7.0% (#4)	9.2% (#3)	-3.4% (#5)	15.3% (#2)	20.9% (#1)

1995-1999	20.2%	19.2%	22.5% (#2)	29.7% (#1)	2.1% (#5)	5.0% (#3)	2.0% (#4)

2000-2004	-2.0%	-1.8%	0.4% (#3)	-3.2% (#4)	-6.3% (#5)	6.6% (#1)	4.6% (#2)

2005-2009	2.6%	3.6%	4.5% (#3)	0.7% (#4)	-0.7% (#5)	11.7% (#2)	15.9% (#1)

2010-2013[2]	12.2%	11.2%	6.8% (#4)	16.5% (#1)	9.9% (#3)	13.2% (#2)	5.0% (#5)
1970-2013[2]	9.6%		10.4%	9.9%	9.6%	10.4%

1988-2013[2]	7.6%	7.7%	9.0%	10.2%	0.6%	10.8%	12.5%

Source: MSCI

*Developed Markets

1Data beginning January 1, 1988

2Returns through April 30, 2013

Past performance is not a guarantee of future results

History shows that regional returns are random in their timing, with no area holding a monopoly on performance. Note the 1970-2013 regional return range of 9.6% to 10.4% are all close to the 9.6% MSCI World Index return.

Observe that the MSCI World Index has enjoyed a more consistent pattern of returns over this period than most of its sub-indices. This is because regional bull and bear markets have tended to offset one another. The MSCI AC World Index, started in 1988, has outperformed the World Index due to the addition of emerging markets stocks, but retained the latter’s pattern of more consistent returns due to its even broader diversification.

Investors who invest globally by owning Thomas White’s American Opportunities, International and Emerging Markets Funds could benefit from the potential for smoother performance inherent in the Funds’ portfolios as they are diversified across industries, countries and currencies.

In falling market environments, less volatile performance can encourage investors to stay the course. This should help promotes success in reaching one’s long-term investment goals.

Diversification does not assure a profit nor protect against loss in a declining market.

www.thomaswhitefunds.com	7

THE WORLD HAS CHANGED

The number of stocks in the world has surged 105% since the end of the Cold War in 1989. As of April 2013, America’s 4,896 exchange-traded stocks now only represent 10.77% of the 45,452 stocks on the world’s 53 exchanges.1

The Growth of World Stock Markets: Regional Weights
1960 to April 30, 2013[2]	1960	1970	1980	1990	2000	2013
Developed Markets	99.9%	99.8%	99.2%	97%	96%	79%

United States	72%	66%	57%	43%	51%	39%

Canada	3%	2%	3%	2%	2%	3%

Europe	22%	22%	23%	25%	28%	23%

Asia Pacific	3%	8%	16%	27%	15%	14%

Emerging Markets	0.1%	0.2%	0.8%	3%	4%	21%
The World Market	100%	100%	100%	100%	100%	100%
Market Value ($ trillions)	$0.5	$2.0	$4.1	$8.2	$26.9	$44.9

1World Federation of Exchanges, Focus-April 2013

2Source: Thomas White International, Ltd.

Globalization has spurred growth in every region of the world. International stocks now represent over half of the total world stock market value, including, for example, Sony, Nokia, Toyota, BMW, L’Oreal, Unilever, Heineken, Volvo, Nestle, UBS, Volkswagen, Honda and Royal Dutch Shell. Emerging market companies include Samsung, LG and Hyundai.

Given their quality, diversity and long-term growth potential, it only makes common sense that investors search for opportunities worldwide. The Thomas

White American Opportunities, International and Emerging Markets Funds are managed by the same portfolio manager and analysts who adhere to an identical valuation-oriented investment style. The three portfolios complement one another in that, when combined, they seek to have the profile of the MSCI All-Country World Index.

Shareholders who want to adopt a global investment strategy for their savings and investment program should consider owning all three Thomas White Funds.

Fund holdings are subject to change and should not be considered a recommendation to buy or sell any securities. For a complete list of fund holdings, please refer to the Schedule of Investments section of this report.

8	www.thomaswhitefunds.com

THOMAS WHITE INTERNATIONAL FUND

	Sales Charge	Deferred Sales Charge	Administrative Services Fee	12b-1 Fees	Operating Expenses (annualized) [1]	Prospectus Gross Annual Operating Expense[2]	Prospectus Net Annual Operating Expense[2,3]
Investor Class	None	None	Up to 0.25%	None	1.24%	1.25%	1.24%
Class I	None	None	None	None	0.99%	1.45%	0.99%
Class A	5.75%	None	Up to 0.25%	0.25%	1.49%	1.66%	1.49%
Class C	None	1.00% within 15 months	None	1.00%	1.99%	2.16%	1.99%

1In the absence of the fee deferral/expense reimbursement arrangement for the International Fund, the ratio of expenses to average net assets would have been 1.34% for Investor Class shares, 1.16% for Class I shares, 1.41% for Class A shares and 2.16% for Class C shares.

2Gross Annual Operating Expense and Net Annual Operating Expense are based on the most recent prospectus and may differ from other expense ratios appearing in this report.

3The Advisor has agreed to defer its fees and/or reimburse the Fund to the extent that the operating expenses for Investor Class, Class I, Class A and Class C shares exceed (as a percentage of average daily net assets) 1.24%, 0.99%, 1.49% and 1.99%, respectively. The fee deferral/expense reimbursement agreement expires February 28, 2014. The Fund has agreed to repay the Advisor for amounts deferred or reimbursed by the Advisor pursuant to the agreement provided that such repayment does not cause the Fund to exceed the above limits and the repayment is made within three years after the year in which the Advisor incurred the expense. The fee deferral/expense reimbursement agreement may only be amended or terminated by the Fund’s Board of Trustees.

	NAV	Net Assets	Redemption Fee	Portfolio Turnover
Investor Class	$18.69	$512.3 million	2.00% within 60 days	21%
Class I	$18.72	$280.0 million
Class A	$18.69	$87.9 thousand
Class C	$18.63	$399.4 thousand

www.thomaswhitefunds.com	9

THOMAS WHITE INTERNATIONAL FUND

Average Annual Returns as of April 30, 2013 (Unaudited)
Class	Sales Charge		6 month	Calendar YTD	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception (6/28/1994)*
Investor Class shares (TWWDX)	None		12.93%	6.98%	15.35%	7.76%	-0.18%	11.81%	8.20%
Class I shares[1] (TWWIX)	None		13.04%	7.03%	15.59%	7.83%	-0.14%	11.81%	8.20%
Class A shares[2] (TWWAX)	Maximum 5.75% initial sales charge	With sales charge	6.37%	0.70%	8.71%	5.65%	-1.35%	11.12%	7.85%
		Excluding sales charge	12.86%	6.86%	15.37%	7.77%	-0.18%	11.79%	8.19%
Class C shares[3] (TWWCX)	Maximum 1% deferred sales charge	With sales charge	11.50%	5.64%	13.87%	7.61%	-0.26%	11.74%	8.17%
		Excluding sales charge	12.50%	6.64%	14.87%	7.61%	-0.26%	11.74%	8.17%
MSCI All Country World ex US Index[4]	N/A		12.78%	6.96%	14.15%	5.98%	-0.84%	10.32%	5.59%

* The inception date of the Investor Class Shares.

1 Performance figures for Class I shares, first offered on August 31, 2012, include the historical performance of Investor Class shares through August 30, 2012.

2 Performance figures for Class A shares, first offered on August 31, 2012, include the historical performance of Investor Class shares through August 30, 2012.

3 Performance figures for Class C shares, first offered on August 31, 2012, include the historical performance of Investor Class shares through August 30, 2012.

4 The MSCI All Country World ex US Index is a free float-adjusted market capitalization-weighted index of 45 countries, which includes developed and emerging markets. The index is unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees.

Performance data is based upon past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 1-800-811-0535 to obtain performance data as of the most recent month-end. The Fund imposes a 2% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee. If reflected, total returns would be lower. Investment performance reflects any fee waivers that were in effect. In the absence of such waivers, total return would have been reduced. The Gross Expense Ratios, based on the most recent prospectus, are 1.25% (Investor Class), 1.45% (Class I), 1.66% (Class A) and 2.16% (Class C).

10	www.thomaswhitefunds.com

April 30, 2013

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Investor Class shares and its benchmark, the MSCI All Country World ex US Index, for the past 10 years through April 30, 2013. It assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable redemption fees. This chart does not imply future performance. Past performance does not guarantee future results. The cumulative ten year return was +205.24% for the Fund’s Investor Class shares and +188.74% for the benchmark. The Fund’s Investor Class shares average annual total return since inception on June 28, 1994 was +8.20%. The MSCI All Country World ex US Index is a free float-adjusted market capitalization-weighted index of 44 countries, which includes developed and emerging markets. The index is unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index. During the periods shown, the Fund’s manager reimbursed certain Fund expenses. Absent this reimbursement, performance would have been lower. Performance will vary from class to class based on differences in class-specific expenses and sales charges.

www.thomaswhitefunds.com	11

THOMAS WHITE INTERNATIONAL FUND

Portfolio Manager: Thomas S. White, Jr.

The Thomas White International Fund primarily invests in equity securities of companies located in the world’s developed countries outside of the U.S. There may also be a portion of the Fund’s assets invested in companies from emerging market countries.

Performance Review

The Thomas White International Fund Investor Class shares returned +12.93% for the six-month period ended April 30, 2013, compared to +12.78% for the Fund’s benchmark, the MSCI All Country World ex-U.S. Index. During the same period, excluding all sales charges, Class I, Class A and Class C shares returned 13.04%, 12.86% and 12.50%, respectively. For the trailing 12 months, the Funds’ Investor Class shares returned +15.35% as against the index’s returns of +14.15%. The average annual three-, five- and 10-year returns for the Fund’s Investor Class shares were +7.76%, -0.18%, and +11.81%, respectively, against the index’s returns of +5.98%, -0.84%, and +10.32% for the same periods. Since inception on June 28, 1994, the Fund’s Investor Class shares have returned +8.20% annually compared to +5.59% for the benchmark index.

Optimism over Continued Monetary Policy Support Sustains Investor Sentiment

International equity prices saw excellent gains during the review period, helped by increased optimism that the leading central banks in the developed countries would sustain their extraordinary monetary policies until economic signals turn more robust. The Bank of Japan’s aggressive policy measures aimed to lift domestic consumption and investments led to a steep decline in the value of the yen against other currencies, and substantially boosted Japanese equity prices. In addition, the government of Japan also announced a set of fiscal stimulus measures and structural reforms programs to revive the domestic economy, which has been mostly stagnant for the last two decades. In the meanwhile, concerned by the slow recovery in the Euro-zone, the European Central Bank lowered its benchmark rate by 25 basis points and its marginal lending rate for banks by 50 basis points.

At the same time, economic data from across the globe suggest sustained expansion, though the pace of growth has been slower than anticipated towards the end of last year. The improved U.S. economic trends, helped by the healthier housing market and the gradually improving labor market, remained one of the major drivers of global growth. Among other developed countries, the Japanese economy saw a sharp rebound in domestic consumption and credit demand after the introduction of the extraordinary fiscal and monetary policy measures. On the other hand, economic signals from the Euro-zone remain weaker than anticipated, and upset expectations of a recovery by the second half of this year.

Most emerging market economies saw slower than expected growth during the review period as weak European demand

12	www.thomaswhitefunds.com

April 30, 2013

restricted export gains while domestic consumption growth moderated. Central banks in select countries such as India have brought down their benchmark rates, but rates have been hiked in Brazil, and the Chinese central bank has tightened liquidity to curb credit expansion. Global manufacturing output continued to expand during the review period, though a sustained decline in Europe limited the gains towards the end of the period. Nevertheless, trends in global services output have been more robust since the second half of last year.

Portfolio Review

Korean electronic durables and semiconductor manufacturer Samsung Electronics (+15.5%) was the biggest contributor to Fund returns during the review period as the company continued to gain global market share in smartphones and tablet computers. Though the currency fluctuations could limit its operating margins, Samsung’s recently launched products have been received well in the market. Nordic banks such as Swedbank AB (+41.9%) and Finnish lender Pohjola Bank plc (+30.3%) advanced as they are among the best capitalized banks in Europe and are considered to be in a better position than their regional peers to withstand systemic crises. Relatively stable economic conditions in the Nordic region along with healthy balance sheets and conservative business practices have helped these banks. Japanese bank Mizuho Financial Group (+43.2%) benefited from expectations of stronger credit demand after the monetary easing, while Australian bank Australia and New Zealand Banking Group (+29.3%) also outperformed as it continues to see healthy growth in operations across Asia.

Materials holdings such as global miner BHP Billiton plc (-11.3%) and Brazilian iron ore miner Vale SA (-18.1%) detracted the most from Fund returns during the review period as prices of industrial commodities such as copper corrected as the demand outlook remains subdued, especially in markets such as China. Korean automaker Kia Motors Corp. (-14.2%) declined after the company and its parent Hyundai Motor was forced to offer compensation to consumers for misstating the fuel efficiency of some vehicles. It is also likely that Korean automakers will become less competitive relative to Japanese companies following the yen’s decline. European bank Deutsche Bank AG (-9.4%) lagged as credit demand remains weak in the Euro-zone while the potential for further losses on the bank’s bond portfolio remains. Canadian fertilizer company Agrium, Inc. (13.6%), the third largest maker of nitrogenous fertilizers in the world, underperformed on concerns that excess industry capacity will likely restrict fertilizer prices.

Outlook for Japan Brightens, but Europe Remains the Biggest Concern

We believe the longer than expected recession in the Euro-zone, the longest since the introduction of the common currency, continues to be the major restraining factor for the global economic outlook. While select business and consumer confidence indicators have shown some improvement in countries such as Germany, broader trends remain weak for most of the region. The

www.thomaswhitefunds.com	13

THOMAS WHITE INTERNATIONAL FUND

subdued consumer demand in Europe has dampened the export outlook for the major exporting countries, especially in Asia. However, political uncertainties have calmed with a new government formed in Italy and policymakers in major countries showing readiness to delay the austerity measures to prevent further economic weakness. In addition, bond yields of countries under severe fiscal stress remain at acceptable levels and they have not faced too much difficulty in refinancing maturing debt.

In Japan, the early results of the unprecedented fiscal and monetary policy measures have been mostly positive. While the currency depreciation has not yet led to a significant improvement in the trade account, due to costlier imports, the response from domestic consumers has been more positive. The uptick in domestic demand and the improved export competitiveness from the cheaper yen could provide Japanese companies with a favorable operating environment to rebuild their technology and product development capabilities. The Japanese government’s efforts to introduce structural reforms could also increase overall efficiency and help sustain the gains from the recent policy measures.

The unwinding of the extraordinary monetary measures introduced since the global financial crisis could turn out to be a challenging exercise for the major central banks. The recovery remains somewhat fragile and any misstep in the timing of the withdrawal could have a potentially serious economic downside. At the same time, as the measures introduced over the last few years are without any precedence, the central banks have no policy experience to shape and execute a measured unwinding.

Thank you for investing in the Thomas White International Fund. Despite the fluid global economic environment, we are confident that our disciplined research process is capable of identifying attractive investment opportunities across the world.

14	www.thomaswhitefunds.com

April 30, 2013

Portfolio Country and Industry Allocation as of April 30, 2013 (Unaudited)

Country Allocation	% of TNA
Australia	2.5%
Belgium	0.6%
Brazil	2.7%
Canada	6.4%
China	4.2%
Czech Republic	0.3%
Denmark	1.3%
Finland	2.5%
France	3.6%
Germany	10.8%
Hong Kong	6.4%
Indonesia	0.7%
Italy	0.6%
Japan	13.4%
Malaysia	0.9%
Mexico	1.6%
Netherlands	1.7%
Norway	3.1%
Philippines	0.6%
Russia	1.1%
Singapore	3.1%
South Africa	3.5%
South Korea	3.7%
Spain	0.5%
Sweden	3.7%
Switzerland	0.4%

Country Allocation	% of TNA
Taiwan	0.9%
Thailand	2.9%
Turkey	0.7%
United Kingdom	10.9%
United States	0.9%
Cash & Other	3.8%

Industry Allocation	% of TNA
Automobiles & Components	5.1%
Banks	15.1%
Capital Goods	7.7%
Consumer Durables & Apparel	3.6%
Consumer Services	2.5%
Diversified Financials	3.7%
Energy	8.0%
Food & Staples Retailing	0.8%
Food, Beverage & Tobacco	3.7%
Health Care Equipment & Services	2.7%
Household & Personal Products	1.7%
Insurance	7.1%
Materials	5.7%
Pharmaceuticals, Biotechnology & Life Sciences	3.3%
Real Estate	2.7%
Retailing	4.2%
Semiconductors & Semiconductor Equipment	4.1%
Software & Services	1.6%
Technology Hardware & Equipment	1.6%
Telecommunication Services	4.2%
Transportation	3.1%
Utilities	4.0%
Cash & Other	3.8%

TNA - Total Net Assets

Fund holdings and industry allocations are subject to change and should not be considered a recommendation to buy or sell any securities. For a complete list of fund holdings, please refer to the Schedule of Investments section of this report.

www.thomaswhitefunds.com	15

Thomas White International Fund

Country	Issue	Industry	Shares	Value (US$)

COMMON STOCKS (94.5%)

AUSTRALIA (2.5%)
	Australia and New Zealand Banking Group Limited +	Banks	316,500	$10,459,936
	Insurance Australia Group Limited +	Insurance	753,000	4,544,955
	Telstra Corporation Limited +	Telecommunication Services	872,400	4,504,962

				19,509,853

BELGIUM (0.6%)
	UCB S.A. +	Pharmaceuticals, Biotechnology & Life Sciences	84,000	4,969,718

BRAZIL (2.0%)
	Arteris S.A.	Transportation	254,400	2,817,695
	Cia de Saneamento Basico do Estado de Sao Paulo	Utilities	733,500	10,327,475
	Cia de Saneamento de Minas Gerais-COPASA	Utilities	120,100	2,767,267

				15,912,437

CANADA (6.4%)
	Agrium Inc.	Materials	40,600	3,721,683
	Alimentation Couche-Tard Inc.	Retailing	149,700	9,095,376
	Canadian National Railway Company #	Transportation	68,000	6,657,244
	Canadian Pacific Railway Limited #	Transportation	65,400	8,150,900
	Husky Energy Inc. #	Energy	151,700	4,384,837
	Magna International Inc. #	Automobiles & Components	80,300	4,830,195
	Pacific Rubiales Energy Corp. #	Energy	108,000	2,283,389
	Royal Bank of Canada	Banks	189,600	11,438,670

				50,562,294

CHINA (4.2%)
	Anhui Conch Cement Company Limited +	Materials	560,000	2,027,932
	Bank of China Limited +	Banks	16,575,000	7,826,980
	China Overseas Land & Investment Ltd. + #	Real Estate	1,782,000	5,499,929
	Dongyue Group Limited + #	Materials	3,068,000	1,722,279
	Lenovo Group Limited + #	Technology Hardware & Equipment	7,710,000	7,115,587
	PICC Property and Casualty Company Limited +	Insurance	1,965,400	2,527,948
	Sinopharm Group Co. Ltd. +	Health Care Equipment & Services	1,162,800	3,461,070
	Tencent Holdings Limited +	Software & Services	102,000	3,518,953

				33,700,678

CZECH REPUBLIC (0.3%)
	Philip Morris CR a.s. +	Food, Beverage & Tobacco	3,752	2,142,027

DENMARK (1.3%)
	DSV A/S +	Transportation	116,800	2,944,204
	Topdanmark A/S * +	Insurance	282,000	7,238,937

				10,183,141

The accompanying notes are an integral part of these financial statements

16	www.thomaswhitefunds.com

Investment Portfolio (Unaudited)	April 30, 2013

Country	Issue	Industry	Shares	Value (US$)

FINLAND (2.5%)
	Pohjola Bank PLC +	Diversified Financials	648,200	$11,045,160
	Sampo Oyj +	Insurance	223,300	8,928,214

				19,973,374

FRANCE (3.6%)
	Christian Dior +	Consumer Durables & Apparel	52,750	9,197,578
	Compagnie Generale des Etablissements Michelin +	Automobiles & Components	43,000	3,638,426
	Sanofi + #	Pharmaceuticals, Biotechnology & Life Sciences	114,300	12,275,078
	Sodexo +	Consumer Services	45,500	3,800,696

				28,911,778

GERMANY (9.8%)
	Adidas AG +	Consumer Durables & Apparel	74,100	7,743,447
	BASF SE +	Materials	108,350	10,120,901
	Bayer Aktiengesellschaft +	Materials	133,500	13,930,905
	Bayerische Motoren Werke Aktiengesellschaft +	Automobiles & Components	57,500	5,305,164
	Brenntag AG +	Capital Goods	24,800	4,229,052
	Fresenius SE & Co KGaA +	Health Care Equipment & Services	87,600	10,985,196
	GEA Group Aktiengesellschaft +	Capital Goods	3,570	120,839
	Hannover Ruckversicherung AG + #	Insurance	114,400	9,661,520
	Munich Re Group +	Insurance	32,300	6,463,615
	SAP AG +	Software & Services	112,900	8,971,733

				77,532,372

HONG KONG (6.4%)
	Beijing Enterprise Holdings Limited +	Capital Goods	489,000	3,658,226
	Cheung Kong (Holdings) Limited +	Real Estate	629,000	9,477,199
	Cheung Kong Infrastructure Holdings Limited +	Utilities	1,591,000	11,558,472
	Jardine Strategic Holdings Limited +	Capital Goods	400,000	15,611,669
	SJM Holdings Limited +	Consumer Services	1,682,000	4,242,443
	Techtronic Industries Company Limited +	Consumer Durables & Apparel	2,653,000	6,363,295

				50,911,304

INDONESIA (0.7%)
	PT Bank Mandiri (Persero) Tbk. +	Banks	2,654,000	2,869,443
	PT Bank Negara Indonesia (Persero) Tbk +	Banks	4,782,000	2,657,917

				5,527,360

ITALY (0.6%)
	Eni S.p.A. + #	Energy	193,000	4,615,347

JAPAN (13.4%)
	Astellas Pharma Inc. +	Pharmaceuticals, Biotechnology & Life Sciences	80,800	4,706,011
	Canon Inc. +	Technology Hardware & Equipment	151,700	5,457,184

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	17

Thomas White International Fund

Country	Issue	Industry	Shares	Value (US$)

JAPAN (CONT.)
	Daito Trust Construction Co., Ltd. +	Real Estate	32,300	$3,130,530
	East Japan Railway Company +	Transportation	47,800	4,044,582
	ITOCHU Corporation +	Capital Goods	603,700	7,475,499
	Japan Tobacco Inc. +	Food, Beverage & Tobacco	103,000	3,897,610
	JGC Corporation +	Capital Goods	102,000	3,022,048
	Miraca Holdings Inc. +	Health Care Equipment & Services	75,000	3,741,445
	Mitsubishi Corporation +	Capital Goods	203,000	3,645,620
	Mizuho Financial Group, Inc. +	Banks	4,717,500	10,423,083
	Nippon Telegraph and Telephone Corporation +	Telecommunication Services	149,100	7,385,371
	Osaka Gas Co., Ltd. +	Utilities	649,000	2,810,570
	Sekisui House, Ltd. +	Consumer Durables & Apparel	357,000	5,359,517
	Seven & I Holdings Co., Ltd. +	Food & Staples Retailing	82,800	3,187,349
	Sumitomo Corporation +	Capital Goods	310,200	3,874,523
	Sundrug Co., Ltd. +	Food & Staples Retailing	76,700	3,369,135
	Tokio Marine Holdings, Inc. +	Insurance	174,500	5,541,657
	Toyota Industries Corporation +	Automobiles & Components	111,000	4,539,428
	Toyota Motor Corporation +	Automobiles & Components	253,200	14,676,879
	Unicharm Corporation +	Household & Personal Products	93,000	6,014,627

				106,302,668

MALAYSIA (0.9%)
	AMMB Holdings Berhad +	Diversified Financials	1,225,000	2,698,612
	Axiata Group Berhad +	Telecommunication Services	1,917,500	4,269,286

				6,967,898

MEXICO (1.6%)
	Alfa, S.A.B. de C.V.	Capital Goods	1,750,000	4,062,863
	Grupo Financiero Banorte, S.A.B. de C.V.	Banks	763,700	5,754,968
	Mexichem, S.A.B. de C.V.	Materials	568,400	2,899,508

				12,717,339

NETHERLANDS (1.7%)
	ASML Holding N.V. +	Semiconductors & Semiconductor Equipment	84,084	6,267,188
	SBM Offshore N.V. +	Energy	265,430	4,288,384
	Tenaris S.A. + #	Energy	141,700	3,148,889

				13,704,461

NORWAY (3.1%)
	Seadrill Limited + #	Energy	154,800	5,955,020
	Statoil ASA + #	Energy	515,200	12,615,186
	Telenor ASA +	Telecommunication Services	272,500	6,141,407

				24,711,613

The accompanying notes are an integral part of these financial statements

18	www.thomaswhitefunds.com

Investment Portfolio (Unaudited)	April 30, 2013

Country	Issue	Industry	Shares	Value (US$)

PHILIPPINES (0.6%)
	Universal Robina Corporation +	Food, Beverage & Tobacco	1,668,000	$4,826,993

RUSSIA (1.1%)
	Lukoil OAO GDR +	Energy	112,200	7,116,162
	Otkrytoe aktsionernoe obschestvo Gazprom neft GDR +	Energy	89,700	1,834,160

				8,950,322

SINGAPORE (3.1%)
	Jardine Cycle & Carriage Limited +	Retailing	225,000	8,900,751
	Keppel Corporation Limited +	Capital Goods	286,000	2,492,212
	Keppel REIT Management Limited +	Real Estate	57,200	70,161
	Singapore Telecommunications Limited +	Telecommunication Services	1,197,000	3,822,090
	United Overseas Bank Limited +	Banks	340,000	5,899,657
	UOL Group Limited +	Real Estate	557,000	3,229,266

				24,414,137

SOUTH AFRICA (3.5%)
	Aspen Pharmacare Holdings Ltd. +	Pharmaceuticals, Biotechnology & Life Sciences	210,000	4,560,809
	Life Healthcare Group Holdings Ltd +	Health Care Equipment & Services	787,400	3,326,459
	Remgro Limited +	Diversified Financials	461,300	9,307,436
	Sasol Limited +	Energy	41,600	1,802,195
	Tiger Brands Limited +	Food, Beverage & Tobacco	116,500	3,626,597
	Woolworths Holdings Limited +	Retailing	652,000	5,084,436

				27,707,932

SOUTH KOREA (3.7%)
	Daelim Industrial Co., Ltd. +	Capital Goods	37,500	2,626,189
	Hyundai Motor Company +	Automobiles & Components	22,100	4,007,032
	Samsung Electronics Co., Ltd. +	Semiconductors & Semiconductor Equipment	16,325	22,556,203

				29,189,424

SPAIN (0.5%)
	Enagas, S.A. +	Utilities	147,700	3,936,253

SWEDEN (3.7%)
	Skandinaviska Enskilda Banken AB +	Banks	595,900	6,117,074
	Svenska Handelsbanken AB +	Banks	189,400	8,606,147
	Swedbank AB +	Banks	584,600	14,416,910

				29,140,131

SWITZERLAND (0.4%)
	ABB Ltd. +	Capital Goods	158,900	3,605,957

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	19

Thomas White International Fund

Country	Issue	Industry	Shares	Value (US$)

TAIWAN (0.9%)
	Cheng Shin Rubber Industry Co Ltd +	Automobiles & Components	1,003,200	$3,399,010
	Taiwan Semiconductor Manufacturing Co Ltd ADR #	Semiconductors & Semiconductor Equipment	182,000	3,472,560

				6,871,570

THAILAND (2.9%)
	Advanced Info Service Public Company Limited +	Telecommunication Services	741,700	6,848,728
	Bangkok Bank Public Company Limited +	Banks	351,800	2,715,338
	Krung Thai Bank Public Company Limited +	Banks	975,000	826,535
	PTT Exploration and Production Public Company Limited +	Energy	1,628,081	8,560,323
	The Siam Commercial Bank Public Company Limited +	Banks	623,700	3,956,670

				22,907,594

TURKEY (0.7%)
	Haci omer Sabanci Holding A.S. +	Diversified Financials	414,800	2,585,032
	Koc Holding A.S. +	Capital Goods	480,165	2,912,525

				5,497,557

UNITED KINGDOM (10.9%)
	Aberdeen Asset Management PLC +	Diversified Financials	545,600	3,810,654
	Barclays PLC +	Banks	1,194,100	5,308,502
	BHP Billiton Plc +	Materials	293,300	8,246,530
	BP P.L.C. +	Energy	909,800	6,593,805
	British American Tobacco p.l.c. +	Food, Beverage & Tobacco	194,400	10,774,076
	Compass Group PLC +	Consumer Services	239,900	3,156,905
	HSBC Holdings PLC +	Banks	583,900	6,397,693
	Next plc +	Retailing	46,600	3,158,689
	Prudential Public Limited Company +	Insurance	645,600	11,086,497
	Standard Chartered PLC +	Banks	323,875	8,153,768
	The Weir Group PLC + #	Capital Goods	107,000	3,670,908
	WH Smith PLC +	Retailing	628,800	7,224,491
	Whitbread PLC +	Consumer Services	73,900	2,937,593
	William Hill PLC +	Consumer Services	916,911	6,069,566

				86,589,677

UNITED STATES (0.9%)
	Philip Morris International Inc.	Food, Beverage & Tobacco	42,600	4,072,134
	Southern Copper Corporation #	Materials	83,200	2,773,056

				6,845,190

Total Common Stocks		(Cost $593,303,303)		749,338,399

The accompanying notes are an integral part of these financial statements

20	www.thomaswhitefunds.com

Investment Portfolio (Unaudited)	April 30, 2013

Country	Issue	Industry	Shares	Value (US$)

PREFERRED STOCKS (1.7%)

BRAZIL (0.7%)
	Banco Bradesco S.A.	Banks	341,000	$5,603,938

GERMANY (1.0%)
	Henkel AG & Co. KGaA +	Household & Personal Products	81,800	7,714,008

Total Preferred Stocks		(Cost $11,777,857)		13,317,946

SHORT TERM INVESTMENTS (8.1%)

HELD AS COLLATERAL FOR SECURITIES LENDING

Money Market Fund (8.0%)

	Northern Institutional Liquid Asset Portfolio		62,919,920	62,919,920

U.S. Government Obligations (0.1%)			Principal Amount
	U.S. Treasury Bills:
	0.02% due 06-27-2013		$372,103	372,103
	0.06% due 08-15-2013		134,709	134,709
	0.07% due 09-26-2013		401,509	401,509

				908,321

Total Short Term Investments		(Cost $63,828,241)		63,828,241

Total Investments	104.3%	(Cost $668,909,401)		$826,484,586
Other Assets, Less Liabilities	(4.3)%			(33,701,764)
Total Net Assets:	100.0%			$792,782,822

*	Non-Income Producing Securities

#	All or a portion of securities on loan at April 30, 2013 - See Note 1(g) to Financial Statements

+	Fair Valued Security - See Note 1(a) to Financial Statements

ADR - American Depository Receipt

GDR - Global Depositary Receipt

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®). GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	21

Thomas White International Fund

The following table summarizes the inputs used, as of April 30, 2013 (unaudited), in valuing the Fund’s assets:

	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$-------	$19,509,853	$-------	$19,509,853
Belgium	-------	4,969,718	-------	4,969,718
Brazil	15,912,437	-------	-------	15,912,437
Canada	50,562,294	-------	-------	50,562,294
China	-------	33,700,678	-------	33,700,678
Czech Republic	-------	2,142,027	-------	2,142,027
Denmark	-------	10,183,141	-------	10,183,141
Finland	-------	19,973,374	-------	19,973,374
France	-------	28,911,778	-------	28,911,778
Germany	-------	77,532,372	-------	77,532,372
Hong Kong	-------	50,911,304	-------	50,911,304
Indonesia	-------	5,527,360	-------	5,527,360
Italy	-------	4,615,347	-------	4,615,347
Japan	-------	106,302,668	-------	106,302,668
Malaysia	-------	6,967,898	-------	6,967,898
Mexico	12,717,339	-------	-------	12,717,339
Netherlands	-------	13,704,461	-------	13,704,461
Norway	-------	24,711,613	-------	24,711,613
Philippines	-------	4,826,993	-------	4,826,993
Russia	-------	8,950,322	-------	8,950,322
Singapore	-------	24,414,137	-------	24,414,137
South Africa	-------	27,707,932	-------	27,707,932
South Korea	-------	29,189,424	-------	29,189,424
Spain	-------	3,936,253	-------	3,936,253
Sweden	-------	29,140,131	-------	29,140,131
Switzerland	-------	3,605,957	-------	3,605,957
Taiwan	3,472,560	3,399,010	-------	6,871,570
Thailand	-------	22,907,594	-------	22,907,594
Turkey	-------	5,497,557	-------	5,497,557
United Kingdom	-------	86,589,677	-------	86,589,677
United States	6,845,190	-------	-------	6,845,190
Total Common Stocks	$89,509,820	$659,828,579	$-------	$749,338,399
Preferred Stocks
Brazil	$5,603,938	$-------	$-------	$5,603,938
Germany	-------	7,714,008	-------	7,714,008
Total Preferred Stocks	$5,603,938	$7,714,008	$-------	$13,317,946
Short Term Investments	$62,919,920	$908,321	$-------	63,828,241
Total Investments	$158,033,678	$668,450,908	$-------	$826,484,586

For more information on valuation inputs, please refer to the accompanying Notes to Financial Statements.

The Fund’s assets assigned to Level 2 include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. In addition, no transfers in and/or out between Levels 1, 2 or 3 were observed.

The accompanying notes are an integral part of these financial statements

22	www.thomaswhitefunds.com

THOMAS WHITE EMERGING MARKETS FUND

	Sales Charge	Deferred Sales Charge	Administrative Services Fee	12b-1 Fees	Operating Expenses (annualized) [1]	Prospectus Gross Annual Operating Expense[2]	Prospectus Net Annual Operating Expense[2,3]
Investor Class	None	None	Up to 0.25%	None	1.34%	1.85%	1.34%
Class I	None	None	None	None	1.09%	3.31%	1.09%
Class A	5.75%	None	Up to 0.25%	0.25%	1.59%	2.32%	1.59%
Class C	None	1.00% within 15 months	None	1.00%	2.09%	2.85%	2.09%

1 In the absence of the fee deferral/expense reimbursement arrangement for the Emerging Markets Fund, the ratio of expenses to average net assets would have been 1.68% for Investor Class shares, 1.76% for Class I shares, 1.64% for Class A shares and 2.38% for Class C shares.

2 Gross Annual Operating Expense and Net Annual Operating Expense are based on the most recent prospectus and may differ from other expense ratios appearing in this report.

3 The Advisor has agreed to defer its fees and/or reimburse the Fund to the extent that the operating expenses for Investor Class, Class I, Class A and Class C shares exceed (as a percentage of average daily net assets) 1.34%, 1.09%, 1.59% and 2.09%, respectively. The fee deferral/expense reimbursement agreement expires February 28, 2014. The Fund has agreed to repay the Advisor for amounts deferred or reimbursed by the Advisor pursuant to the agreement provided that such repayment does not cause the Fund to exceed the above limits and the repayment is made within three years after the year in which the Advisor incurred the expense. The fee deferral/expense reimbursement agreement may only be amended or terminated by the Fund’s Board of Trustees.

	NAV	Net Assets	Redemption Fee	Portfolio Turnover
Investor Class	$12.29	$5.3 million	2.00% within 60 days	19%
Class I	$12.29	$27.4 million
Class A	$12.26	$5.7 thousand
Class C	$12.24	$572

www.thomaswhitefunds.com	23

THOMAS WHITE EMERGING MARKETS FUND

Average Annual Returns as of April 30, 2013 (Unaudited)
Class	Sales Charge		6 month	Calendar YTD	1 Yr	Since Inception (6/28/2010)*
Investor Class shares (TWEMX)	None		9.63%	2.33%	9.59%	8.88%
Class I shares[1] (TWIIX)	None		9.63%	2.42%	9.64%	8.90%
Class A shares[2] (TWIAX)	Maximum 5.75% initial sales charge	With sales charge	3.20%	-3.69%	3.10%	6.55%
		Excluding sales charge	9.46%	2.17%	9.35%	8.80%
Class C shares[3] (TWICX)	Maximum 1% deferred sales charge	With sales charge	8.19%	1.09%	8.04%	8.69%
		Excluding sales charge	9.19%	2.09%	9.04%	8.69%
MSCI Emerging Markets Index[4]	N/A		5.29%	-0.88%	3.97%	5.65%

* The inception date of the Investor Class Shares.

1 Performance figures for Class I shares, first offered on August 31, 2012, include the historical performance of Investor Class shares through August 30, 2012.

2 Performance figures for Class A shares, first offered on August 31, 2012, include the historical performance of Investor Class shares through August 30, 2012.

3 Performance figures for Class C shares, first offered on August 31, 2012, include the historical performance of Investor Class shares through August 30, 2012.

4 The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index is unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees.

Performance data is based upon past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 1-800-811-0535 to obtain performance data as of the most recent month-end. The Fund imposes a 2% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee. If reflected, total returns would be lower. Investment performance reflects any fee waivers that were in effect. In the absence of such waivers, total return would have been reduced. The Gross Expense Ratios, based on the most recent prospectus, are 1.85% (Investor Class), 3.31% (Class I), 2.32% (Class A) and 2.85% (Class C).

24	www.thomaswhitefunds.com

THOMAS WHITE EMERGING MARKETS FUND

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Investor Class shares and its benchmark, the MSCI Emerging Markets Index, since inception on June 28, 2010 through April 30, 2013. It assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable redemption fees. This chart does not imply future performance. Past performance does not guarantee future results. The cumulative return since inception was +27.32% for the Fund’s Investor Class shares and +16.87% for the benchmark. The Fund’s Investor Class shares average annual total return since inception on June 28, 2010 was +8.88%. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index is unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index. During the periods shown, the Fund’s manager reimbursed certain Fund expenses. Absent this reimbursement, performance would have been lower. Performance will vary from class to class based on differences in class-specific expenses and sales charges.

www.thomaswhitefunds.com	25

THOMAS WHITE EMERGING MARKETS FUND

Portfolio Manager: Thomas S. White, Jr.

The Thomas White Emerging Markets Fund invests primarily in securities of companies located in or whose businesses are closely associated with the world’s emerging markets countries.

Performance Review

During the six months ending April 30, 2013, the Thomas White Emerging Markets Fund Investor Class shares produced investment returns of +9.63% as compared to +5.29% for its benchmark, the MSCI Emerging Markets Index. During the same period, excluding all sales charges, Class I, Class A and Class C shares returned 9.63%, 9.46% and 9.19%, respectively. The Fund’s Investor Class shares returned +9.59% for the trailing 1-year period against +3.97% for the benchmark. Since its inception on June 28, 2010, the Fund’s Investor Class shares have returned +8.88% annualized against +5.65% for the benchmark index.

Slower Than Expected Economic Growth Dampens Investor Sentiment

Emerging market equity prices advanced during the review period, but substantially underperformed the developed markets on signs of slower than expected economic growth in most major emerging market economies. Growth rates for the last quarter of 2012 and the first quarter of the current year were mostly below expectations for the emerging market countries, despite the relatively supportive fiscal and monetary policy environment. Subdued global demand, especially in Europe, and increased currency volatility restricted export gains. At the same time, domestic consumption and credit demand moderated.

The economic trends from select Asian countries such as Indonesia, Malaysia, and Thailand have improved in recent months and the International Monetary Fund has moderately lifted its 2013 growth forecasts as domestic consumption growth has revived in these countries. On the other hand, data from major resource exporters such as Russia, South Africa, Brazil, as well as other Latin American countries have somewhat deteriorated, as commodity prices have corrected. Nevertheless, manufacturing output data from most emerging market countries have sustained the moderate uptrend.

The scale of fiscal policy actions introduced during the review period was not significant while monetary policy measures diverged among the major emerging countries. The central banks in countries such as India lowered their benchmark rates and eased credit controls while Mexico cut its benchmark interest rate for the first time since 2009. Meanwhile, higher than expected inflation forced Brazil to increase interest rates while the Chinese central bank tightened liquidity to curb credit demand. Emerging market currencies were fairly volatile during the period as policy actions by developed countries such as Japan influenced capital flows.

26	www.thomaswhitefunds.com

April 30, 2013

Portfolio Review

Korean electronic durables and semiconductor manufacturer Samsung Electronics (+15.5%) was the biggest contributor to Fund returns during the review period as the company continued to gain global market share in smartphones and tablet computers. Though the currency fluctuations could limit its operating margins, Samsung’s recently launched products have been received well in the market. China Minsheng Banking Corporation, (+41.2%) the largest Chinese lender that is not controlled by the government, advanced on expectations of sustained demand for consumer credit. Mexican bank Grupo Financiero Banorte S.A.B. de C.V. (+36.0%) gained, following the unexpected interest rate cut by the central bank for the first time since 2009. This move is anticipated to support further credit expansion. The bank has announced significant capital investment plans to improve its technology platforms and make the processes more customer-friendly. Thailand lender Krung Thai Bank PCL (+45.7%) benefited from expectations of strong credit demand as the economic growth in the region remains relatively robust. Diversified Turkish conglomerate KOC Holdings A.S. (+31.2%) outperformed as domestic economic growth has revived and Turkish businesses are finding significant expansion opportunities in other countries in the region such as Iraq and Egypt.

Indonesian heavy equipment distributor United Tractors
(-16.9%) detracted the most from Fund returns during the review period on concerns that lower international coal prices would limit mining activity and investments in the sector. Korean automaker Hyundai Motor Co. (-11.3%) declined after the company and its associate Kia Motors Corp. was forced to offer compensation to consumers for misstating the fuel efficiency of some vehicles. It is also likely that Korean automakers will become less competitive relative to the Japanese companies following the yen’s decline. Chinese copper products manufacturer Jiangxi Copper Company Limited (-25.1%) was negatively affected by the steep fall in international copper prices. Taiwanese distributor of computers and related hardware Synnex Technology International Corporation (-12.9%) underperformed on concerns of sustained decline in demand for personal computers and related services. Korean general insurer Hyundai Marine & Fire Insurance Co. (-10.0%) remained subdued as the company issued weaker than expected revenue and earnings guidance for the current financial year.

Despite the Harm to Resource Exporters, Lower Energy and Commodity Prices Seen Broadly Positive for Emerging Market Countries

Lower prices of energy and select industrial commodities are having differing effects on the emerging market countries. The resource exporting countries are seeing a slowdown in export growth, especially in some of the Latin American countries, which are major producers of copper, silver, and gold, and where the price corrections have been the most acute. Lower energy prices and reduced natural gas demand in Europe due to the ongoing recession could restrict aggregate growth in Russia even further this year. On the other hand, cheaper energy and industrial

www.thomaswhitefunds.com	27

THOMAS WHITE EMERGING MARKETS FUND

inputs should bring down inflation risks across most countries and allow more policy flexibility for governments and central banks. The positive impact on domestic consumption would be most significant for countries such as China and India, which are major energy importers. The significant fall in gold prices is expected to make a meaningful positive impact on India’s current account deficit, allowing the country’s central bank to consider further interest rates cuts. In addition, higher consumer spending in the developed countries due to lower fuel bills could be beneficial for exporters of manufactured goods, particularly China, Korea and Mexico.

Meanwhile, the aggressive fiscal and monetary policy initiatives from Japan and the subsequent decline in the value of the yen have raised additional challenges for the emerging countries. Countries such as Korea and Taiwan that vie directly against Japan are seeing short-term erosion in export competitiveness. In addition, increased capital inflows to emerging market countries due to the monetary easing in the developed world continue to prop up emerging market currencies and further cloud their export outlook. Nevertheless, countries that are negatively affected have so far resisted policy measures, such as competitive currency devaluations and capital controls. There is a growing consensus that, despite the short-term difficulties, increased domestic demand in the developed market countries that are pursuing monetary easing may also be beneficial to other countries by boosting export demand. In the medium term, the emerging market countries most likely need to be prepared for increased currency as well as asset and commodity price volatility as the developed market countries begin to wind down the monetary measures.

Thank you for investing in the Thomas White Emerging Markets Fund. As the Fund completes three years in June this year, we are confident that our disciplined research process will continue to equip us with the tools to identify undervalued companies across the emerging world.

28	www.thomaswhitefunds.com

April 30, 2013

Portfolio Country and Industry Allocation as of April 30, 2013 (Unaudited)

Country Allocation	% of TNA
Brazil	9.8%
Canada	1.3%
Chile	1.3%
China	14.8%
Colombia	0.4%
Czech Republic	1.0%
Hong Kong	4.0%
India	3.9%
Indonesia	6.3%
Malaysia	3.0%
Mexico	5.3%
Peru	0.3%
Philippines	1.3%
Poland	0.6%
Russia	4.0%
South Africa	12.2%
South Korea	10.0%
Taiwan	3.6%
Thailand	6.5%
Turkey	8.2%
United States	0.3%
Cash & Other	1.9%

Industry Allocation	% of TNA
Automobiles & Components	6.1%
Banks	18.9%
Capital Goods	8.1%
Consumer Durables & Apparel	1.4%
Diversified Financials	7.6%
Energy	8.0%
Food, Beverage & Tobacco	8.6%
Health Care Equipment & Services	1.1%
Household & Personal Products	0.5%
Insurance	4.9%
Materials	3.9%
Pharmaceuticals, Biotechnology & Life Sciences	2.5%
Real Estate	1.8%
Retailing	2.7%
Semiconductors & Semiconductor Equipment	6.0%
Software & Services	1.4%
Technology Hardware & Equipment	1.7%
Telecommunication Services	5.1%
Transportation	2.9%
Utilities	4.9%
Cash & Other	1.9%

TNA - Total Net Assets

Fund holdings and industry allocations are subject to change and should not be considered a recommendation to buy or sell any securities. For a complete list of fund holdings, please refer to the Schedule of Investments section of this report.

www.thomaswhitefunds.com	29

Thomas White Emerging Markets Fund

Country	Issue	Industry	Shares	Value (US$)

COMMON STOCKS (96.5%)

BRAZIL (8.2%)
	Arteris S.A.	Transportation	30,200	$334,491
	CCR S.A.	Transportation	17,700	173,130
	Cia de Saneamento Basico do Estado de Sao Paulo ADR #	Utilities	53,400	763,620
	Cia de Saneamento de Minas Gerais-COPASA	Utilities	15,600	359,445
	Localiza Rent a Car S.A.	Transportation	17,400	309,169
	M. Dias Branco S.A. Industria e Comercio de Alimentos	Food, Beverage & Tobacco	7,900	353,313
	Sul America S.A.	Insurance	37,737	281,979
	TOTVS S/A	Software & Services	5,000	94,015

				2,669,162

CANADA (1.3%)
	Pacific Rubiales Energy Corp.	Energy	20,700	437,649

CHILE (1.3%)
	Banco de Chile	Banks	608,900	94,965
	Compania Cervecerias Unidas S.A. ADR #	Food, Beverage & Tobacco	6,000	207,180
	CorpBanca	Banks	9,442,500	129,322

				431,467

CHINA (14.8%)
	Anhui Conch Cement Company Limited +	Materials	123,000	445,421
	Bank of China Limited +	Banks	461,100	217,739
	Beijing Capital International Airport Company Limited +	Transportation	210,000	146,744
	China Minsheng Banking Corp., Ltd. + #	Banks	395,000	507,529
	China Overseas Land & Investment Ltd. + #	Real Estate	100,000	308,638
	China Petroleum & Chemical Corporation +	Energy	302,000	333,706
	Dongfeng Motor Group Co., Ltd. +	Automobiles & Components	194,000	289,755
	Dongyue Group Limited +	Materials	218,000	122,378
	Franshion Properties (China) Limited +	Real Estate	844,000	288,546
	Great Wall Motor Company Limited +	Automobiles & Components	42,800	187,631
	Guangdong Investment Limited +	Utilities	486,000	470,354
	Hengan International Group Company Limited +	Household & Personal Products	14,500	150,012
	Jiangxi Copper Company Limited +	Materials	72,000	140,421
	Lenovo Group Limited + #	Technology Hardware & Equipment	600,000	553,742
	PICC Property and Casualty Company Limited +	Insurance	231,000	297,118
	Tencent Holdings Limited +	Software & Services	11,100	382,945

				4,842,679

COLOMBIA (0.4%)
	Banco Davivienda S.A. +	Banks	9,200	123,098

The accompanying notes are an integral part of these financial statements

30	www.thomaswhitefunds.com

Investment Portfolio (Unaudited)	April 30, 2013

Country	Issue	Industry	Shares	Value (US$)

CZECH REPUBLIC (1.0%)
	Philip Morris CR a.s. +	Food, Beverage & Tobacco	600	$342,542

HONG KONG (4.0%)
	Beijing Enterprises Holdings Limited +	Capital Goods	33,300	249,119
	China CITIC Bank Corporation Limited + #	Banks	280,000	157,686
	China Mengniu Dairy Company Limited +	Food, Beverage & Tobacco	47,000	132,566
	Dairy Farm International Holdings Limited +	Retailing	26,100	313,005
	Techtronic Industries Company Limited +	Consumer Durables & Apparel	186,000	446,126

				1,298,502

INDIA (3.9%)
	Dr. Reddy’s Laboratories Limited ADR #	Pharmaceuticals, Biotechnology & Life Sciences	9,200	348,496
	HDFC Bank Limited ADR #	Banks	13,100	555,964
	Tata Motors Limited ADR #	Automobiles & Components	12,800	352,512

				1,256,972

INDONESIA (6.3%)
	Astra Agro Lestari Tbk PT +	Food, Beverage & Tobacco	54,000	98,395
	Bank Rakyat Indonesia (Persero) Tbk PT +	Banks	440,000	425,961
	Indo Tambangraya Megah Tbk PT +	Energy	36,000	136,294
	Indofood Sukses Makmur Tbk PT +	Food, Beverage & Tobacco	505,000	382,026
	PT Astra International Tbk +	Automobiles & Components	220,000	166,434
	PT Bank Mandiri (Persero) Tbk. +	Banks	510,000	551,400
	PT United Tractors Tbk +	Capital Goods	161,000	294,174

				2,054,684

MALAYSIA (3.0%)
	AMMB Holdings Berhad +	Diversified Financials	148,000	326,037
	Axiata Group Berhad +	Telecommunication Services	145,000	322,840
	RHB Capital Bhd +	Banks	115,000	320,914

				969,791

MEXICO (5.3%)
	Alfa, S.A.B. de C.V.	Capital Goods	189,000	438,789
	Compartamos SAB de CV	Diversified Financials	89,300	148,560
	Fomento Economico Mexicano SAB de CV	Food, Beverage & Tobacco	11,900	134,952
	Grupo Financiero Banorte, S.A.B. de C.V.	Banks	103,000	776,171
	Mexichem, S.A.B. de C.V.	Materials	47,103	240,281

				1,738,753

PERU (0.3%)
	Credicorp Ltd.	Banks	700	105,413

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	31

Thomas White Emerging Markets Fund

Country	Issue	Industry	Shares	Value (US$)

PHILIPPINES (1.3%)
	Alliance Global Group, Inc. +	Capital Goods	238,500	$137,590
	Universal Robina Corporation +	Food, Beverage & Tobacco	98,000	283,600

				421,190

POLAND (0.6%)
	Synthos S.A. +	Materials	140,000	208,804

RUSSIA (4.0%)
	Lukoil OAO GDR +	Energy	8,500	539,103
	OAO Tatneft GDR +	Energy	6,900	260,878
	Otkrytoe aktsionernoe obschestvo Gazprom neft GDR +	Energy	10,800	220,835
	Sberbank of Russia GDR +	Banks	22,000	283,153

				1,303,969

SOUTH AFRICA (12.2%)
	Aspen Pharmacare Holdings Ltd. +	Pharmaceuticals, Biotechnology & Life Sciences	22,400	486,486
	The Bidvest Group Limited +	Capital Goods	5,100	132,755
	Discovery Limited +	Insurance	19,600	178,663
	Imperial Holdings Limited +	Retailing	7,000	155,043
	Life Healthcare Group Holdings Ltd +	Health Care Equipment & Services	40,000	168,984
	Mediclinic International Ltd +	Health Care Equipment & Services	24,700	179,165
	MMI Holdings Limited +	Insurance	102,000	260,568
	MTN Group Limited +	Telecommunication Services	16,300	293,984
	Remgro Limited +	Diversified Financials	57,400	1,158,132
	Sanlam Limited +	Insurance	46,800	239,924
	Tiger Brands Limited +	Food, Beverage & Tobacco	5,300	164,987
	Vodacom Group Limited +	Telecommunication Services	11,400	133,700
	Woolworths Holdings Limited +	Retailing	53,700	418,764

				3,971,155

SOUTH KOREA (10.0%)
	CJ CheilJedang Corporation +	Food, Beverage & Tobacco	475	140,474
	Daelim Industrial Co., Ltd. +	Capital Goods	2,175	152,319
	Hyundai Engineering & Construction Co., Ltd. +	Capital Goods	2,250	118,328
	Hyundai Marine & Fire Insurance Co., Ltd. +	Insurance	11,700	329,396
	Hyundai Motor Company +	Automobiles & Components	2,300	417,022
	KIA Motors Corp. +	Automobiles & Components	6,750	336,223
	Samsung Electronics Co., Ltd. GDR +	Semiconductors & Semiconductor Equipment	1,915	1,325,323

The accompanying notes are an integral part of these financial statements

32	www.thomaswhitefunds.com

Investment Portfolio (Unaudited)	April 30, 2013

Country	Issue	Industry	Shares	Value (US$)

SOUTH KOREA (CONT.)
	SK Innovation Co., Ltd. +	Energy	800	$109,954
	SK Telecom Co., Ltd. +	Telecommunication Services	1,200	210,938
	S-Oil Corporation +	Energy	1,700	136,877

				3,276,854

TAIWAN (3.6%)
	Cheng Shin Rubber Industry Co Ltd +	Automobiles & Components	68,400	231,751
	Far EasTone Telecommunications Co., Ltd. +	Telecommunication Services	62,000	151,047
	Mega Financial Holding Co Ltd +	Banks	217,210	167,630
	Taiwan Semiconductor Manufacturing Co Ltd +	Semiconductors & Semiconductor Equipment	171,000	635,341

				1,185,769

THAILAND (6.5%)
	Advanced Info Service Public Company Limited +	Telecommunication Services	60,000	554,029
	Bangkok Bank Public Company Limited +	Banks	52,300	405,056
	Krung Thai Bank Public Company Limited +	Banks	706,250	598,708
	PTT Exploration and Production Public Company Limited +	Energy	84,063	441,997
	Thai Union Frozen Products Public Company Limited +	Food, Beverage & Tobacco	58,300	112,304

				2,112,094

TURKEY (8.2%)
	Coca-Cola Icecek A.S. +	Food, Beverage & Tobacco	10,200	284,631
	Haci omer Sabanci Holding A.S. +	Diversified Financials	135,900	846,928
	Koc Holding A.S. +	Capital Goods	186,850	1,133,371
	Turkiye Halk Bankasi A.S. +	Banks	37,400	409,051

				2,673,981

UNITED STATES (0.3%)
	Southern Copper Corporation #	Materials	3,400	113,322

Total Common Stocks		(Cost $25,493,544)		31,537,850

PREFERRED STOCKS (1.6%)

BRAZIL (1.6%)
	Banco Bradesco S.A.	Banks	22,110	363,352
	Companhia de Bebidas das Americas - AMBEV ADR #	Food, Beverage & Tobacco	3,800	159,676

				523,028

Total Preferred Stocks		(Cost $462,963)		523,028

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	33

Thomas White Emerging Markets Fund

Country	Issue	Industry	Shares	Value (US$)

SHORT TERM INVESTMENTS (12.8%)
	Northern Institutional Treasury Portfolio		544,023	$544,023

HELD AS COLLATERAL FOR SECURITIES LENDING	Northern Institutional Liquid Asset Portfolio		3,649,350	3,649,350

Total Short Term Investments		(Cost $4,193,373)		4,193,373

Total Investments	110.9%	(Cost $30,149,880)		$36,254,251
Other Assets, Less Liabilities	(10.9)%			(3,575,647)
Total Net Assets:	100.0%			$32,678,604

#	All or a portion of securities on loan at April 30, 2013 - See Note 1(g) to Financial Statements

+	Fair Valued Security - See note 1(a) to Financial Statements

ADR - American Depository Receipt

GDR - Global Depositary Receipt

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®). GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements

34	www.thomaswhitefunds.com

Investment Portfolio (Unaudited)	April 30, 2013

The following table summarizes the inputs used, as of April 30, 2013 (unaudited), in valuing the Fund’s assets:

	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$2,669,162	$-------	$-------	$2,669,162
Canada	437,649	-------	-------	437,649
Chile	431,467	-------	-------	431,467
China	-------	4,842,679	-------	4,842,679
Colombia	-------	123,098	-------	123,098
Czech Republic	-------	342,542	-------	342,542
Hong Kong	-------	1,298,502	-------	1,298,502
India	1,256,972	–	-------	1,256,972
Indonesia	-------	2,054,684	-------	2,054,684
Malaysia	-------	969,791	-------	969,791
Mexico	1,738,753	–	-------	1,738,753
Peru	105,413	–	-------	105,413
Philippines	-------	421,190	-------	421,190
Poland	-------	208,804	-------	208,804
Russia	-------	1,303,969	-------	1,303,969
South Africa	-------	3,971,155	-------	3,971,155
South Korea	-------	3,276,854	-------	3,276,854
Taiwan	-------	1,185,769	-------	1,185,769
Thailand	-------	2,112,094	-------	2,112,094
Turkey	-------	2,673,981	-------	2,673,981
United States	113,322	-------	-------	113,322
Total Common Stocks	$6,752,738	$24,785,112	$-------	$31,537,850
Preferred Stocks
Brazil	$523,028	$-------	$-------	523,028
Total Preferred Stocks	$523,028	$-------	$-------	523,028
Short Term Investments	$4,193,373	$-------	$-------	4,193,373
Total Investments	$11,469,139	$24,785,112	$-------	$36,254,251

For more information on valuation inputs, please refer to the accompanying Notes to Financial Statements.

The Fund’s assets assigned to Level 2 include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. In addition, no transfers in and/or out between Levels 1, 2 or 3 were observed.

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	35

THOMAS WHITE AMERICAN OPPORTUNITIES FUND

	Sales Charge	Deferred Sales Charge	Administrative Services Fee	12b-1 Fees	Operating Expenses (annualized) [1]	Prospectus Gross Annual Operating Expense[2]	Prospectus Net Annual Operating Expense[2,3]
Investor Class	None	None	Up to 0.25%	None	1.34%	1.38%	1.34%

1In the absence of the fee deferral/expense reimbursement arrangement for the American Opportunities Fund, the ratio of expenses to average net assets would have been 1.32% for Investor Class shares.

2Gross Annual Operating Expense and Net Annual Operating Expense are based on the most recent prospectus and may differ from other expense ratios appearing in this report.

3The Advisor has agreed to defer its fees and/or reimburse the Fund to the extent that the operating expenses for Investor Class shares exceed 1.34% of its average daily net assets. The fee deferral/expense reimbursement agreement expires February 28, 2014. The Fund has agreed to repay the Advisor for amounts deferred or reimbursed by the Advisor pursuant to the agreement provided that such repayment does not cause the Fund to exceed the above limits and the repayment is made within three years after the year in which the Advisor incurred the expense. The fee deferral/expense reimbursement agreement may only be amended or terminated by the Fund’s Board of Trustees.

	NAV	Net Assets	Redemption Fee	Portfolio Turnover
Investor Class	$15.41	$26.5 million	2.00% within 60 days	37%

36	www.thomaswhitefunds.com

THOMAS WHITE AMERICAN OPPORTUNITIES FUND

Average Annual Returns as of April 30, 2013 (Unaudited)
Class	6 month	Calendar YTD	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception (3/4/1999)
Investor Class shares (TWAOX)	16.04%	12.65%	12.79%	11.06%	3.56%	8.78%	7.22%
Russell Midcap Index[1]	18.90%	14.41%	19.20%	13.70%	7.24%	11.63%	8.73%
S&P 500 Index[1]	14.42%	12.74%	16.89%	12.80%	5.21%	7.88%	3.66%

1 The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. These represent approximately 25% of the total market capitalization of the Russell 1000 Index. The S&P 500 Index measures the performance of 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. Both indices are unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index.

Performance data is based upon past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 1-800-811-0535 to obtain performance data as of the most recent month-end. The Fund imposes a 2% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee. If reflected, total returns would be lower. Investment performance reflects any fee waivers that were in effect. In the absence of such waivers, total return would have been reduced. The Investor Class Gross Expense Ratio, based on the most recent prospectus, is 1.38%.

www.thomaswhitefunds.com	37

THOMAS WHITE AMERICAN OPPORTUNITIES FUND

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Investor Class shares, its primary benchmark, the Russell Midcap Index, and its secondary benchmark, the S&P 500 Index, for the past 10 years through April 30, 2013. It assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable redemption fees. This chart does not imply future performance. Past performance does not guarantee future results. The cumulative ten year return was +132.01% for the Fund’s Investor Class shares, +155.13% for the primary benchmark, and +113.56% for the secondary benchmark. The Fund’s Investor Class shares average annual total return since inception on March 4, 1999 was +7.22%. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. These represent approximately 25% of the total market capitalization of the Russell 1000 Index. The S&P 500 Index measures the performance of 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. Both indices are unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index. During the periods shown, the Fund’s manager reimbursed certain Fund expenses. Absent this reimbursement, performance would have been lower.

38	www.thomaswhitefunds.com

THOMAS WHITE AMERICAN OPPORTUNITIES FUND

Portfolio Manager: Thomas S. White, Jr.

The Thomas White American Opportunities Fund primarily invests in equity securities of mid-size U.S. companies. The Fund may also invest in equity securities of smaller and larger size U.S. companies.

Performance Review

The Thomas White American Opportunities Fund Investor Class shares returned +16.04% during the six-month period ended April 30, 2013 compared to +18.90% for Fund’s primary benchmark, the Russell Midcap Index, and +14.42% for the S&P 500 Index, the Fund’s secondary benchmark. In the trailing 1-year period, the Fund’s Investor Class shares returned +12.79% against +19.20% for the primary benchmark and +16.89% for the secondary benchmark. Since its inception on March 4, 1999, the Fund’s Investor Class shares have returned +7.22% annualized against +8.73% for the primary benchmark index and +3.66% for the secondary benchmark.

U.S. Economic Recovery Sustained, Helped by Vigorous Housing Sector Rebound

Domestic equity prices recorded excellent gains and outperformed most international markets during the six month period from November 2012 to April 2013. The U.S. economy sustained the moderate pace of growth during the period, helped by the healthy upturn in the housing sector and gains in consumer spending. Labor market conditions also saw sustained improvement during the review period, though the rate of job additions continued to fall short of earlier expectations. U.S. exports continued to rise during the period despite slower global growth, but faster expansion in imports widened the trade deficit towards the end of the review period.

The U.S. economy expanded at a 2.4% annual pace during the first three months of the year, as resilient consumer demand offset the continued drop in government spending. While the pace of growth was somewhat below forecasts, the data showed that the moderate pace of economic growth continued during the early months of this year. Consumer spending increased by 3.4% during the calendar quarter, though the consumption came at the cost of lower savings. Aggregate spending by federal and state governments declined nearly 5% during the first three months of the year.

Data from the housing market continued to improve during the review period as average home prices increased at a faster than expected pace across most cities in the country. Sales of new and existing homes have also risen at a steady pace and sentiment among homebuilders continues to improve. Mortgage rates saw a moderate uptick during the second half of the review period, but the average rate remained exceptionally low by historical standards.

The labor market saw healthy gains during the early months of the review period, before subsequently losing some steam. The average rate of monthly job additions sustained the moderate pace and the unemployment rate declined marginally.

www.thomaswhitefunds.com	39

THOMAS WHITE AMERICAN OPPORTUNITIES FUND

Portfolio Review

Realty Income Corp. (+32.86%), a Real Estate Investment Trust that focuses on retail properties, was the biggest contributor to Fund returns during the period, after the company raised its estimates for the current financial year, and increased its dividend payout. The company also completed a $756 million common stock offering to retire part of its outstanding debt. Healthcare stocks displayed good returns during the review period on hopes that the healthcare reforms would extend insurance coverage to millions of people and boost demand for drugs and services. Cancer drug developer Celgene Corp. (+60.97%) benefited as the firm’s therapy for a type of blood cancer won regulatory approval. For the current year, Celgene issued revenue and earnings guidance that was above expectations. Diversified industrial manufacturer The Timken Company (+34.43%) gained as its major shareholder demanded separation of the company’s bearings and steel units to increase shareholder value. Timken also completed several minor acquisitions during the review period. Eaton Corporation (+30.93%), a manufacturer of power management equipment, advanced on expectations of higher industrial demand as the economy recovers. Diversified financial services provider Ameriprise Financial (+29.52%) outperformed as the company expanded its advisor network in several states and announced a stock repurchase.

North American food and drug retailer Safeway, Inc. (-14.54%) detracted the most from Fund returns on concerns of slower consumer demand in the U.S. as higher payroll taxes and lower government spending restrict disposable income. Safeway has been in negotiations to sell its Canadian stores. Specialty retailer Aaron’s Inc. (-6.76%) was also affected by the subdued consumer sentiment and lower than expected earnings guidance from the company for the second quarter of this year. Lower energy prices affected independent oil explorer and producer Newfield Exploration Company (-15.77%), which also has oil development investments in Malaysia and China. Insurance holding company Reinsurance Group of America, Inc. (-7.66%) declined on concerns over increased underwriting losses after the severe hurricane damage on the U.S. east coast last year. Manufacturer of high performance storage and networking semiconductors LSI Corporation (-10.29%) was negatively affected by the subdued demand outlook as the company lowered its guidance.

Unwinding of Monetary Easing Measures Likely to Be a Major Challenge

It is now generally accepted that the unprecedented monetary easing measures initiated by the Federal Reserve, while still controversial, have prevented the economy from slipping into a deeper recession since the 2008 financial crisis. By significantly expanding liquidity and providing the lead for other central banks, the Fed’s actions are also thought to have benefited the global economy as well, as acknowledged recently by the International Monetary Fund. The ultra-low interest rates that resulted from these policies have been one of the major drivers of the housing recovery as well as sustained consumer spending. In addition, the wealth effect created by higher asset prices has also helped revive consumer

40	www.thomaswhitefunds.com

April 30, 2013

sentiment. In its recent policy statements, the Fed has reiterated its commitment to maintain the current interest rates and continue bond purchases until the unemployment rate declines to a more acceptable level. However, there are growing concerns that the Fed will likely start withdrawing some of the quantitative measures as early as the second half of this year. This has led to a moderate rise in treasury yields in recent months as investors try to build in such a scenario into their market outlook.

While the quantitative measures have to be wound down as economic expansion becomes more sustainable, the timing of the withdrawal is likely to be crucial. Despite the gains since the second half of last year, key sectors of the economy remain fragile and an unexpected rise in interest costs could derail some of the momentum. For instance, a further increase in mortgage rates could discourage potential home buyers as lending standards remain tight and growth in average incomes is only modest. Early withdrawal of the Fed’s measures could also increase volatility in financial markets across the globe, and hurt business sentiment. The lack of precedents in unwinding such extraordinarily large programs and the prospect of a leadership change at the Fed during this crucial period also add to the uncertainty.

Thank you for your confidence in the Thomas White American Opportunities Fund. As the domestic economy continues to expand at a moderate pace in a still uncertain global environment, we remain confident that our disciplined research process is well-positioned to identify attractive investment opportunities.

www.thomaswhitefunds.com	41

THOMAS WHITE AMERICAN OPPORTUNITIES FUND

Portfolio Industry Allocation and Market Capitalization as of April 30, 2013 (Unaudited)

Industry Allocation	% of TNA
Automobiles & Components	1.4%
Banks	3.5%
Capital Goods	9.6%
Commercial & Professional Services	3.8%
Consumer Durables & Apparel	4.1%
Consumer Services	2.9%
Diversified Financials	4.1%
Energy	6.3%
Food & Staples Retailing	0.8%
Food, Beverage & Tobacco	3.9%
Healthcare Equipment & Services	5.9%
Household & Personal Products	1.0%
Insurance	4.5%
Materials	2.9%
Media	1.0%
Pharmaceuticals, Biotechnology & Life Sciences	4.8%

Industry Allocation	% of TNA
REITs	9.2%
Retailing	7.8%
Semiconductors & Semiconductor Equipment	4.0%
Software & Services	6.4%
Technology Hardware & Equipment	3.0%
Utilities	7.8%
Cash & Other	1.3%

Portfolio Market Cap Mix	% of TNA
Large Cap (over $15.2 billion)	12.3%
Mid Cap ($2.3-$15.2 billion)	83.6%
Small Cap (under $2.3 billion)	2.8%
Cash & Other	1.3%

TNA - Total Net Assets

Fund holdings and industry allocations are subject to change and should not be considered a recommendation to buy or sell any securities. For a complete list of fund holdings, please refer to the Schedule of Investments section of this report.

42	www.thomaswhitefunds.com

Investment Portfolio (Unaudited)	April 30, 2013

Industry	Issue	Shares	Value

COMMON STOCKS (98.7%)

AUTOMOBILES & COMPONENTS (1.4%)
	Autoliv, Inc.	2,800	$213,976
	Thor Industries, Inc.	4,550	168,760

			382,736

BANKS (3.5%)
	BB&T Corporation	5,950	183,082
	Fifth Third Bancorp	11,850	201,805
	KeyCorp	24,750	246,757
	Regions Financial Corporation	33,300	282,717

			914,361

CAPITAL GOODS (9.6%)
	AGCO Corporation	6,100	324,825
	Carlisle Companies Incorporated	4,000	259,480
	Chicago Bridge & Iron Company N.V.	3,850	207,092
	Eaton Corporation	9,900	607,959
	Owens Corning *	3,100	130,386
	The Timken Company	11,200	588,784
	Trinity Industries, Inc.	4,600	194,166
	Triumph Group, Inc.	2,850	227,715

			2,540,407

COMMERCIAL & PROFESSIONAL SERVICES (3.8%)
	Iron Mountain Incorporated	7,864	297,731
	Republic Services, Inc.	4,100	139,728
	Robert Half International Inc.	7,900	259,278
	Towers Watson & Co. - Class A	4,100	298,972

			995,709

CONSUMER DURABLES & APPAREL (4.1%)
	D.R. Horton, Inc.	16,900	440,752
	NVR, Inc. *	350	360,500
	Tupperware Brands Corporation	3,700	297,110

			1,098,362

CONSUMER SERVICES (2.9%)
	Apollo Group, Inc. - Class A *	6,700	123,079
	Brinker International, Inc.	5,100	198,390
	Wyndham Worldwide Corporation	7,500	450,600

			772,069

DIVERSIFIED FINANCIALS (4.1%)
	American Capital, Ltd. *	13,700	207,281
	Ameriprise Financial, Inc.	6,900	514,257
	Raymond James Financial, Inc.	8,600	356,212

			1,077,750

ENERGY (6.3%)
	Cameron International Corporation *	4,950	304,673
	Chesapeake Energy Corporation	12,500	244,250
	Denbury Resources Inc. *	14,800	264,772
	Energen Corporation	6,750	320,085
	McDermott International, Inc. *	17,050	182,094

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	43

Thomas White American Opportunities Fund

Industry	Issue	Shares	Value

ENERGY (CONT.)
	Newfield Exploration Company *	8,800	$191,752
	Unit Corporation *	4,100	172,323

			1,679,949

FOOD & STAPLES RETAILING (0.8%)
	Safeway Inc.	9,800	220,696

FOOD, BEVERAGE & TOBACCO (3.9%)
	ConAgra Foods Inc.	7,650	270,581
	Lorillard, Inc.	7,200	308,808
	Molson Coors Brewing Company - Class B	2,400	123,840
	Reynolds American Inc.	6,850	324,827

			1,028,056

HEALTHCARE EQUIPMENT & SERVICES (5.9%)
	AmerisourceBergen Corporation	5,600	303,072
	Catamaran Corporation *	4,400	254,012
	Community Health Systems, Inc.	3,000	136,710
	Omnicare, Inc.	6,900	302,013
	St. Jude Medical, Inc.	4,500	185,490
	Zimmer Holdings, Inc.	4,850	370,783

			1,552,080

HOUSEHOLD & PERSONAL PRODUCTS (1.0%)
	Energizer Holdings, Inc.	1,400	135,226
	Nu Skin Enterprises, Inc. - Class A	2,600	131,898

			267,124

INSURANCE (4.5%)
	Allied World Assurance Company Holdings, AG	4,850	440,428
	Everest Re Group, Ltd.	1,700	229,483
	HCC Insurance Holdings, Inc.	4,950	210,870
	Unum Group	11,500	320,735

			1,201,516

MATERIALS (2.9%)
	CF Industries Holdings, Inc.	1,275	237,800
	Cytec Industries Inc.	3,650	265,939
	Reliance Steel & Aluminum Co.	4,000	260,280

			764,019

MEDIA (1.0%)
	Liberty Media Corporation - Class A *	2,350	269,968

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES (4.8%)
	Bio-Rad Laboratories, Inc. - Class A*	1,625	194,594
	Celgene Corporation *	3,800	448,666
	Mylan Inc. *	16,150	470,126
	PerkinElmer, Inc.	5,350	163,978

			1,277,364

REITS (9.2%)
	Federal Realty Investment Trust	2,150	251,572
	HCP, Inc.	7,700	410,410
	Health Care REIT, Inc.	4,900	367,353
	Rayonier Inc.	5,700	338,694

The accompanying notes are an integral part of these financial statements

44	www.thomaswhitefunds.com

Investment Portfolio (Unaudited)	April 30, 2013

Industry	Issue	Shares	Value

REITS (CONT.)
	Realty Income Corporation	13,850	$705,934
	Senior Housing Properties Trust	12,900	366,747

			2,440,710

RETAILING (7.8%)
	Aaron’s, Inc.	9,350	268,439
	American Eagle Outfitters, Inc.	5,550	107,948
	AutoNation, Inc. *	6,950	316,294
	AutoZone, Inc. *	700	286,363
	Limited Brands, Inc.	2,350	118,463
	PetSmart, Inc.	6,400	436,736
	Ross Stores, Inc.	8,100	535,167

			2,069,410

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.0%)
	Broadcom Corporation - Class A	8,700	313,200
	KLA-Tencor Corporation	4,950	268,537
	LSI Corporation *	36,100	236,094
	Marvell Technology Group Ltd.	11,250	121,050
	Skyworks Solutions, Inc. *	6,000	132,420

			1,071,301

SOFTWARE & SERVICES (6.4%)
	BMC Software, Inc. *	5,400	245,592
	Cadence Design System, Inc. *	17,900	247,020
	DST Systems, Inc.	8,350	577,402
	Fiserv, Inc. *	5,300	482,883
	Global Payments Inc.	2,900	134,560

			1,687,457

TECHNOLOGY HARDWARE & EQUIPMENT (3.0%)
	Avnet, Inc. *	7,750	253,813
	NetApp, Inc. *	7,050	245,975
	Zebra Technologies Corporation - Class A*	6,350	296,227

			796,015

UTILITIES (7.8%)
	CMS Energy Corporation	12,850	384,729
	DTE Energy Company	7,000	510,160
	Great Plains Energy Incorporated	17,950	433,133
	National Fuel Gas Company	6,400	401,408
	NV Energy, Inc.	15,200	328,776

			2,058,206

Total Common Stocks		(Cost $20,917,532)	26,165,265

Total Investments	98.7%	(Cost $20,917,532)	$26,165,265
Other Assets, Less Liabilities	1.3%		346,561
Total Net Assets:	100.0%		$26,511,826

* Non-Income Producing Securities

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®). GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	45

Thomas White American Opportunities Fund

The following table summarizes the inputs used, as of April 30, 2013 (unaudited), in valuing the Fund’s assets:

	Level 1	Level 2	Level 3	Total
Common Stocks
Automobiles & Components	$382,736	$-------	$-------	$382,736
Banks	914,361	-------	-------	914,361
Capital Goods	2,540,407	-------	-------	2,540,407
Commercial & Professional Services	995,709	-------	-------	995,709
Consumer Durables & Apparel	1,098,362	-------	-------	1,098,362
Consumer Services	772,069	-------	-------	772,069
Diversified Financials	1,077,750	-------	-------	1,077,750
Energy	1,679,949	-------	-------	1,679,949
Food & Staples Retailing	220,696	-------	-------	220,696
Food, Beverage & Tobacco	1,028,056	-------	-------	1,028,056
HealthCare Equipment & Services	1,552,080	-------	-------	1,552,080
Household & Personal Products	267,124	-------	-------	267,124
Insurance	1,201,516	-------	-------	1,201,516
Materials	764,019	-------	-------	764,019
Media	269,968	-------	-------	269,968
Pharmaceuticals, Biotechnology & Life Sciences	1,277,364	-------	-------	1,277,364
REITS	2,440,710	-------	-------	2,440,710
Retailing	2,069,410	-------	-------	2,069,410
Semiconductors & Semiconductor Equipment	1,071,301	-------	-------	1,071,301
Software & Services	1,687,457	-------	-------	1,687,457
Technology Hardware & Equipment	796,015	-------	-------	796,015
Utilities	2,058,206	-------	-------	2,058,206
Total Common Stocks	$26,165,265	$-------	$-------	$26,165,265
Total Investments	$26,165,265	$-------	$-------	$26,165,265

For more information on valuation inputs, please refer to the accompanying Notes to Financial Statements.

No transfers in and/or out between Levels 1, 2 or 3 were observed.

The accompanying notes are an integral part of these financial statements

46	www.thomaswhitefunds.com

THOMAS WHITE FUNDS

Statements of Assets and Liabilities

April 30, 2013 (Unaudited)

	International Fund		Emerging Markets Fund		American Opportunities Fund
ASSETS:
Investments in securities at market value [1]	$	826,484,586	$	36,254,251	$	26,165,265
Foreign currency [2]		5		9,859		-------
Cash		25,742,203		-------		412,302
Receivables:
Dividends and interest		3,247,661		144,033		11,323
Reclaims		1,007,761		5,722		-------
Fund shares sold		2,126,302		3,000		-------
Prepaid expenses		72,946		3,179		2,439
Total assets		858,681,464		36,420,044		26,591,329

LIABILITIES:
Management and administrative fees payable		759,766		21,117		51,957
Accrued expenses		480,835		36,494		27,426
Payable for fund shares redeemed		529,583		-------		120
Distribution fees (See Note 5)		614		5		-------
Other liabilities		299,603		34,474		-------
Collateral on loaned securities (See Note 1) [3]		63,828,241		3,649,350		-------
Total liabilities		65,898,642		3,741,440		79,503

NET ASSETS
Source of Net Assets:
Net capital paid in on shares of beneficial interest		659,315,219		27,245,366		19,283,947

Accumulated net investment income		4,834,934		150,187		173,009
Accumulated net realized gain/(loss)		(28,946,402)		(821,512)		1,807,137
Net unrealized appreciation on:
Investments and foreign currency translations		157,575,185		6,104,371		5,247,733
Other assets and liabilities denominated in foreign currency		3,886		192		-------
Net assets	$	792,782,822	$	32,678,604	$	26,511,826
The accompanying notes are an integral part of these financial statements.

www.thomaswhitefunds.com	47

THOMAS WHITE FUNDS

Statements of Assets and Liabilities

April 30, 2013 (Unaudited)

	International Fund		Emerging Markets Fund		American Opportunities Fund
INVESTOR CLASS SHARES
Net assets	$	512,316,759	$	5,251,481	$	26,511,826
Shares outstanding [4]		27,407,214		427,356		1,720,672
Net asset value and offering price per share	$	18.69	$	12.29	$	15.41

CLASS I SHARES
Net assets	$	279,978,763	$	27,420,857
Shares outstanding [4]		14,953,029		2,230,640
Net asset value and offering price per share	$	18.72	$	12.29

CLASS A SHARES
Net assets	$	87,931	$	5,694
Shares outstanding [4]		4,705		464.47
Net asset value and offering price per share	$	18.69	$	12.26
Maximum offering price per share	$	19.83	$	13.01

CLASS C SHARES
Net assets	$	399,369	$	572
Shares outstanding [4]		21,432		46.71
Net asset value and offering (may be subject to contingent deferred sales charge) price per share	$	18.63	$	12.24
1 Cost Basis of Investments: International Fund: $668,909,401 Emerging Markets Fund: $30,149,880 American Opportunities Fund: $20,917,532
2 Cost basis of Cash denominated in foreign currencies: International Fund: $5 Emerging Markets Fund: $9,861
3 Value of securities out on loan at 4/30/2013: International Fund: $61,058,536 Emerging Markets Fund: $3,550,229
4 There are an unlimited number of $.01 par value shares of beneficial interest authorized.
The accompanying notes are an integral part of these financial statements.

48	www.thomaswhitefunds.com

THOMAS WHITE FUNDS

Statements of Operations

Period Ended April 30, 2013 (Unaudited)

International Fund				Emerging Markets Fund			American Opportunities Fund
INVESTMENT INCOME
Income:
Dividends	$	8,770,097	[1]	$	336,508	[1]	$	298,887	[1]
Interest		18			39			-------
Securities lending income (Note 1)		35,548			1,874			-------
Total investment income		8,805,663			338,421			298,887
Expenses:
Investment management fees		3,032,083			136,988			103,872
Business management fees		122,912			5,641			4,277
Accounting and administration fees		188,245			3,959			6,017
Custodian fees		233,352			29,756			2,996
Transfer agent fees		126,435			24,892			7,411
Trustees’ fees and expenses		44,642			2,180			1,587
Audit fees and expenses		22,099			19,757			14,178
Registration fees		46,199			37,174			9,871
Printing expenses		53,023			2,550			1,849
Legal fees and expenses		128,087			6,700			4,874
Distribution expense (Note 5):
Class A Shares		29			1			-------
Class C Shares		585			3			-------
Administrative Service Fee :
Investor Class Shares		451,724			917			1,222
Class A Shares		-------			-------			-------
Other expenses		66,794			10,625			3,058
Total expenses		4,516,209			281,143			161,212
Reimbursement/Recoupment from Investment Manager (Note 4)		(394,338)			(97,185)			3,028
Net expenses		4,121,871			183,958			164,240
Net Investment income		4,683,792			154,463			134,647

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments & foreign currency transactions		11,528,502			348,795			1,807,137
Net change in unrealized appreciation on investments and foreign currency transactions		69,837,663			2,439,976			1,715,090
Net gain on investments		81,366,165			2,788,771			3,522,227
Net increase in net assets from operations	$	86,049,957		$	2,943,234		$	3,656,874
1 Net of foreign taxes withheld of: International Fund: $1,082,634 Emerging Markets Fund: $50,446 American Opportunities Fund: $7,933
The accompanying notes are an integral part of these financial statements.

www.thomaswhitefunds.com	49

THOMAS WHITE FUNDS

Statements of Changes in Net Assets (Unaudited)

		International Fund
		Six Months Ended April 30, 2013		Year Ended October 31, 2012
Change in net assets from operations:
Net investment income	$	4,683,792	$	11,094,947
Net realized gain (loss) on investments		11,528,502		(28,937,504)
Net unrealized appreciation on investments and foreign currency transactions		69,837,663		62,827,096
Net increase in net assets from operations		86,049,957		44,984,539
Distribution to Investor Class Shareholders:
From net investment income		-------		(9,120,154)
Distribution to Class I Shareholders:
From net investment income		-------		(1,865,908)
Distribution to Class A Shareholders:
From net investment income		-------		(9)
Distribution to Class C Shareholders:
From net investment income		-------		(8)
Total distributions		-------		(10,986,079)
Fund share transactions (Note 3)		60,012,926		134,466,411
Total increase		146,062,883		168,464,871
Net assets:
Beginning of period		646,719,939		478,255,068
End of period	$	792,782,822	$	646,719,939
Undistributed net investment income	$	4,834,934	$	151,142
The accompanying notes are an integral part of these financial statements.

50	www.thomaswhitefunds.com

THOMAS WHITE FUNDS

Statements of Changes in Net Assets (Unaudited)

	Emerging Markets Fund
		Six Months Ended April 30, 2013		Year Ended October 31, 2012
Change in net assets from operations:
Net investment income	$	154,463	$	468,059
Net realized gain (loss) on investments		348,795		(1,170,958)
Net unrealized appreciation on investments and foreign currency transactions		2,439,976		2,753,473
Net increase in net assets from operations		2,943,234		2,050,574
Distribution to Investor Class Shareholders:
From net investment income		-------		(451,792)
From return of capital		-------		(2,110)
Distribution to Class I Shareholders:
From net investment income		-------		(15,263)
From return of capital		-------		(71)
Distribution to Class A Shareholders:
From net investment income		-------		(8)
From return of capital		-------		0 [1]
Distribution to Class C Shareholders:
From net investment income		-------		(8)
From return of capital		-------		0 [1]
Total distributions		-------		(469,252)
Fund share transactions (Note 3)		(823,506)		600,467
Total increase		2,119,728		2,181,789
Net assets:
Beginning of period		30,558,876		28,377,087
End of period	$	32,678,604		$30,558,876
Undistributed (distribution in excess of) net investment income	$	150,187	$	(4,276)
1 Less than $1.00
The accompanying notes are an integral part of these financial statements.

www.thomaswhitefunds.com	51

THOMAS WHITE FUNDS

Statements of Changes in Net Assets (Unaudited)

	American Opportunities Fund
		Six Months Ended April 30, 2013		Year Ended October 31, 2012
Change in net assets from operations:
Net investment income	$	134,647	$	162,490
Net realized gain on investments		1,807,137		786,794
Change in unrealized appreciation on investments		1,715,090		790,707
Net increase in net assets from operations		3,656,874		1,739,991
Distribution to Investor Class Shareholders:
From net investment income		-------		(141,212)
From return of capital		-------		(10,264)
From realized gain		-------		(802,679)
Total distributions		-------		(954,155)
Fund share transactions (Note 3)		(14,767)		1,011,863
Total increase		3,642,107		1,797,699
Net assets:
Beginning of period		22,869,719		21,072,020
End of period	$	26,511,826	$	22,869,719
Undistributed net investment income	$	173,009	$	38,362
The accompanying notes are an integral part of these financial statements.

52	www.thomaswhitefunds.com

Notes to Financial Statements Period Ended April 30, 2013 (Unaudited)

NOTE 1. SUMMARY OF ACCOUNTING POLICIES

Lord Asset Management Trust (the “Trust”) was organized as a Delaware business trust on February 9, 1994, as an open-end diversified management investment company. The Trust currently has three series of shares (collectively referred to as the “Funds”) - the Thomas White International Fund (the “International Fund”), which commenced operations with the sale of Investor Class shares on June 28, 1994 and the sale of Class I shares, Class A shares and Class C shares on August 31, 2012; the Thomas White Emerging Markets Fund (the “Emerging Markets Fund”), which commenced operations with the sale of Investor Class shares on June 28, 2010 and the sale of Class I shares, Class A shares and Class C shares on August 31, 2012; and the Thomas White American Opportunities Fund (the “American Opportunities Fund”), which commenced operations with the sale of Investor Class shares on March 4, 1999. The Class A shares and Class C shares are subject to a distribution and service (12b-1) fee of 0.25% and 1.00%, respectively. The investment objective of each Fund is to seek long-term capital growth. The International Fund will primarily invest in equity securities of companies located in the world’s developed countries outside of the U.S. The Emerging Markets Fund will primarily invest in securities of companies located in or whose businesses are closely associated with the world’s emerging markets countries. The American Opportunities Fund primarily invests in U.S. equity securities, with a focus on mid-size and small companies. The following is a summary of significant accounting policies followed in the preparation of the Trust’s financial statements.

(A) VALUATION OF SECURITIES

Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. NASDAQ National Market securities are valued at the NASDAQ official closing price. Over-the-counter securities and listed securities for which no closing sale price is reported are valued at the mean between the last current bid and asked price. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. As of April 30, 2013, all securities within the Fund’s portfolio were valued at the last reported sales price on the principal exchange on which the securities are traded and adjusted by a fair value factor when necessary and as further described below. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. Short term investments are valued at original cost, which combined with accrued interest, approximates market value.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date. In determining fair value, the Fund uses various valuation approaches. A three-tiered fair value hierarchy for inputs is used in measuring fair value that maximizes the use

www.thomaswhitefunds.com	53

Notes to Financial Statements Period Ended April 30, 2013 (Unaudited)

of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of a Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets.

Level 2 - Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table summarizes the Funds’ investments as of April 30, 2013, based on the inputs used to value them:

	International Fund	Emerging Markets Fund	American Opportunities Fund
Level 1 – Common Stocks	$89,509,820	$6,752,738	$26,165,265

Preferred Stocks	5,603,938	523,028	-------

Money Market Funds	62,919,920	4,193,373	-------

Total Level 1	158,033,678	11,469,139	26,165,265

Level 2 – Common Stocks	659,828,579	24,785,112	-------

Preferred Stocks	7,714,008	-------------	-------

U.S. Government Obligations	908,321	-------------	-------

Total Level 2	668,450,908	24,785,112	-------

Level 3	-------	-------------	-------

Total*	$826,484,586	$36,254,251	$26,165,265

*	Additional information regarding the industry and/or geographical classifications of these investments is disclosed in the Schedule of Investments.

The Fund’s assets assigned to Level 2 are due to certain foreign securities for which a third party statistical pricing service being employed for purposes of fair market valuation. In addition, there were no transfers in and/or out between levels during the reporting period.

54	www.thomaswhitefunds.com

Notes to Financial Statements Period Ended April 30, 2013 (Unaudited)

(B) MULTI-CLASS OPERATIONS AND ALLOCATIONS

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and administrative services fees, are recorded to the specific class.

Income, realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

(C) MARKET RISK

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

(D) FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When a Fund purchases or sells a foreign security, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transaction.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized gain (loss) on investments and foreign currency transactions include those gains and losses arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on investments and foreign currency translations include the changes in the value of assets and liabilities other than investments in securities at the end of the fiscal year, resulting from changes in the exchange rates.

(E) INCOME TAXES

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to its shareholders and to

www.thomaswhitefunds.com	55

Notes to Financial Statements Period Ended April 30, 2013 (Unaudited)

otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

The Funds have reviewed all open tax years and major jurisdictions and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for exam by taxing authorities and, as of April 30, 2013, open Federal tax years include the tax years ended October 31, 2009 through 2012. The Funds have no examinations in progress and are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Realized gains in foreign countries may be subject to taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each country.

(F) USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

(G) SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on a trade date basis. Interest is accrued on a daily basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded when the information is available to the Fund. Realized gains and losses are determined using specific identification.

(H) DISTRIBUTIONS TO SHAREHOLDERS

The Funds usually declare and pay dividends from net investment income annually, but may do so more frequently to avoid excise tax. Distributions of net realized capital gains, if any, will be distributed at least annually.

(I) SECURITIES LENDING

The Funds may lend investment securities to investors who borrow securities in order to complete certain transactions. By lending investment securities, a Fund attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risk may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. It is each Fund’s policy to

56	www.thomaswhitefunds.com

Notes to Financial Statements Period Ended April 30, 2013 (Unaudited)

obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

Funds that lend securities receive cash, cash equivalents, or other securities as collateral. Initial collateral levels shall not be less than 102% of the market value of the borrowed securities (105% if the collateral and the borrowed securities are denominated in different currencies). Marking to market is performed every business day (subject to de minimis rules of change in market value) for each Fund and each borrower is required to deliver additional collateral when necessary so that the total collateral held in the account for all loans of the Fund to the borrower will not be less than 100% of the market value of all the borrowed securities loaned to the borrower by the Fund. Any cash, cash equivalents, or other securities received as collateral is invested by the securities lending agent in accordance with pre-established guidelines as set forth in the securities lending agreement. The collateral is invested in the Northern Institutional Liquid Asset Portfolio (an open-end regulated investment company) and is shown on the schedules of investments for the International Fund and Emerging Markets Fund. The collateral is reflected in the Funds’ statements of assets and liabilities in the line item labeled “Investments in securities at market value.” A portion of the interest received on the loan collateral is retained by the Fund and the remainder is rebated to the borrower of the securities. From the interest retained by the Funds, 50% is paid to the securities lending agent for the International Fund and Emerging Markets Fund for its services. The net amount of interest earned, after the interest rebate and the allocation to the securities lending agent, is included in the statement of operations as securities lending income. The value of loaned securities and related collateral outstanding at April 30, 2013 are as follows:

Fund	Value of Loaned Securities	Value of Collateral
Thomas White International Fund	$61,058,536	$63,828,241

Thomas White Emerging Markets Fund	$3,550,229	$3,649,350

The International Fund and the Emerging Markets Fund have earned interest income on securities lending (after rebates to borrowers and allocation to the securities lending agent) as follows:

Fund	Net Interest Earned
Thomas White International Fund	$35,548

Thomas White Emerging Markets Fund	1,874

(J) REDEMPTION FEE

The Funds assess a 2% fee on redemptions (including exchanges) of Fund shares held for less than sixty days. Redemption fees are paid to each Fund to help offset transaction costs and to protect the Fund’s long-term shareholders. Each Fund will use the “first-in, first-out” (FIFO) method to determine the sixty-day holding period. Under this method, the date of the

www.thomaswhitefunds.com	57

Notes to Financial Statements Period Ended April 30, 2013 (Unaudited)

redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is less than sixty days, the fee will be charged. The International Fund and Emerging Markets Fund charged $16,092 and $1,972, respectively, in redemption fees for the period ended April 30, 2013, which were included in net capital paid.

NOTE 2. SIGNIFICANT SHAREHOLDER

At April 30, 2013, the following table indicates individual shareholders who held significant shares of each Class’s outstanding shares. Investment activities of these shareholders could have a material effect on each Fund.

Fund	Share Class	Number of Shareholders	% Held
Emerging Markets Fund	Investor Class	1	71.6%	*

Emerging Markets Fund	Class I	2	92.9%

Emerging Markets Fund	Class C	1	100.0%

American Opportunities Fund	Investor Class	2	60.7%

*	Percentage is held by the Advisor, Thomas White International, Ltd.

NOTE 3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

As of April 30, 2013, there were an unlimited number of $0.01 par value shares of beneficial interest authorized. Transactions are summarized as follows:

International Fund
	Six Months Ended April 30, 2013			Year Ended October 31, 2012
	Investor Class			Investor Class
	Shares		Amount	Shares		Amount
Shares sold	5,448,983	$	97,096,150	17,053,785	$	272,833,336
Shares issued on reinvestment of dividends & distributions	-------		-------	425,823		7,034,570
Shares redeemed	(10,677,244)		(188,530,536)	(15,598,816)		(251,917,292)
Net increase (decrease)	(5,228,261)	$	(91,434,386)	1,880,792	$	27,950,614
Shares outstanding:
Beginning of period	32,635,475			30,754,683
End of period	27,407,214			32,635,475

58	www.thomaswhitefunds.com

Notes to Financial Statements Period Ended April 30, 2013 (Unaudited)

	Six Months Ended April 30, 2013			August 31, 2012 Through October 31, 2012
	Class I			Class I
	Shares		Amount	Shares		Amount
Shares sold	8,818,111	$	156,423,032	6,483,904	$	107,274,843
Shares issued on reinvestment of dividends & distributions	-------		-------	108,627		1,795,599
Shares redeemed	(303,820)		(5,448,264)	(153,793)		(2,555,662)
Net increase	8,514,291	$	150,974,768	6,438,738	$	106,514,780
Shares outstanding:
Beginning of period	6,438,738			-------
End of period	14,953,029			6,438,738
	Six Months Ended April 30, 2013			August 31, 2012 Through October 31, 2012
	Class A			Class A
	Shares		Amount	Shares		Amount
Shares sold	4,675	$	84,770	31	$	500
Shares issued on reinvestment of dividends & distributions	-------		-------	-------		9
Shares redeemed	(1)		(3)	-------		-------
Net increase	4,674	$	84,767	31	$	509
Shares outstanding:
Beginning of period	31			-------
End of period	4,705			31
	Six Months Ended April 30, 2013			August 31, 2012 Through October 31, 2012
	Class C			Class C
	Shares		Amount	Shares		Amount
Shares sold	21,402	$	387,780	31	$	500
Shares issued on reinvestment of dividends & distributions	-------		-------	-------		8
Shares redeemed	(1)		(3)	-------		-------
Net increase	21,401	$	387,777	31	$	508
Shares outstanding:
Beginning of period	31			-------
End of period	21,432			31

www.thomaswhitefunds.com	59

Notes to Financial Statements Period Ended April 30, 2013 (Unaudited)

Emerging Markets Fund
	Six Months Ended April 30, 2013			Year Ended October 31, 2012
	Investor Class			Investor Class
	Shares		Amount	Shares		Amount
Shares sold	17,780	$	209,219	16,330	$	180,348
Shares issued on reinvestment of dividends & distributions	-------		-------	40,672		453,902
Shares redeemed	(2,230,975)		(25,142,382)	(88,692)		(1,005,382)
Net decrease	(2,213,195)	$	(24,933,163)	(31,690)	$	(371,132)
Shares outstanding:
Beginning of period	2,640,551			2,672,241
End of period	427,356			2,640,551
	Six Months Ended April 30, 2013			August 31, 2012 Through October 31, 2012
	Class I			Class I
	Shares		Amount	Shares		Amount
Shares sold	2,239,453	$	25,243,232	85,290	$	970,575
Shares issued on reinvestment of dividends & distributions	-------		-------	1,374		15,334
Shares redeemed	(94,104)		(1,138,569)	(1,373)		(15,326)
Net increase	2,145,349	$	24,104,663	85,291	$	970,583
Shares outstanding:
Beginning of period	85,291			-------
End of period	2,230,640			85,291
	Six Months Ended April 30, 2013			August 31, 2012 Through October 31, 2012
	Class A			Class A
	Shares		Amount	Shares		Amount
Shares sold	418	$	5,000	46	$	500
Shares issued on reinvestment of dividends & distributions	-------		-------	1		8
Shares redeemed	(1)		(3)	-------		-------
Net increase	417	$	4,997	47	$	508
Shares outstanding:
Beginning of period	47			-------
End of period	464			47

60	www.thomaswhitefunds.com

Notes to Financial Statements Period Ended April 30, 2013 (Unaudited)

	Six Months Ended April 30, 2013				August 31, 2012 Through October 31, 2012
	Class C				Class C
	Shares			Amount	Shares		Amount
Shares sold	-------		$	-------	46	$	500
Shares issued on reinvestment of dividends & distributions	-------			-------	1		8
Shares redeemed	0	^		(3)	-------		-------
Net increase (decrease)	0	^	$	(3)	47	$	508
Shares outstanding:
Beginning of period	47				-------
End of period	47				47
^ amount is less than 1 share.

American Opportunities
	Six Months Ended April 30, 2013			Year Ended October 31, 2012
	Investor Class			Investor Class
	Shares		Amount	Shares		Amount
Shares sold	5,387	$	79,033	19,077	$	259,999
Shares issued on reinvestment of dividends & distributions	-------		-------	72,013		951,287
Shares redeemed	(6,608)		(93,800)	(14,722)		(199,423)
Net increase (decrease)	(1,221)	$	(14,767)	76,368	$	1,011,863
Shares outstanding:
Beginning of period	1,721,893			1,645,525
End of period	1,720,672			1,721,893

NOTE 4. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund pays a monthly investment management fee to Thomas White International, Ltd. (the “Advisor”) at the rate of 0.85% of the Fund’s average daily net assets annually. For the six months ended April 30, 2013, the International Fund, Emerging Markets Fund and American Opportunities Fund paid the Advisor $3,032,083, $136,988 and $103,872, respectively, in investment management fees.

During the six months ended April 30, 2013, the Advisor has contractually agreed to reimburse its management fee and/or reimburse the Funds’ operating expenses to the extent necessary to

www.thomaswhitefunds.com	61

Notes to Financial Statements Period Ended April 30, 2013 (Unaudited)

ensure that each Fund’s annual operating expenses do not exceed the following percentages of average daily net assets:

	Investor Class	Class I	Class A	Class C
International Fund	1.24%	0.99%	1.49%	1.99%

Emerging Markets Fund	1.34%	1.09%	1.59%	2.09%

American Opportunities Fund	1.34%	n/a	n/a	n/a

These agreements to reimburse fees renew automatically unless the Advisor gives written notice to end them.

The Advisor may recoup any waived amount from a Fund pursuant to the expense limitation agreements if such reimbursement does not cause the Fund to exceed existing expense limitations or the expense limitation in effect at the time the expense was waived and the reimbursement is made within three years after the year in which the Advisor incurred the expense. For the period November 1, 2012 through April 30, 2013, the Advisor recouped the following amounts:

Fund	Share Class	Amount Recouped
International Fund	Class A	$9

American Opportunities Fund	Investor Class	$3,028

As of April 30, 2013, the International, Emerging Markets and American Opportunities Funds had the following amounts (and year of expiration) subject to repayment to the Advisor:

Fund	Share Class	Year Fees Waived		Repayment Expires	Balance
International Fund	Investor Class	2012		2015	$352,201

International Fund	Investor Class	2013		2016	$228,489

International Fund	Class I	2012		2015	$70,702

International Fund	Class I	2013		2016	$165,762

International Fund	Class C	2013		2016	$96

Emerging Markets Fund	Investor Class	2010	*	2013	$19,096

Emerging Markets Fund	Investor Class	2011		2014	$102,297

Emerging Markets Fund	Investor Class	2012		2015	$144,622

Emerging Markets Fund	Investor Class	2013		2016	$10,204

Emerging Markets Fund	Class I	2012		2015	$896

Emerging Markets Fund	Class I	2013		2016	$86,980

Emerging Markets Fund	Class A	2012		2015	$1

Emerging Markets Fund	Class C	2012		2015	$1

Emerging Markets Fund	Class C	2013		2016	$1

American Opportunities Fund	Investor Class	2011	**	2014	$5,348

American Opportunities Fund	Investor Class	2012		2015	$34,182

62	www.thomaswhitefunds.com

Notes to Financial Statements Period Ended April 30, 2013 (Unaudited)

*	For the period June 28, 2010, the initial date of the agreement, through October 31, 2010.

**	For the period March 1, 2011, the initial date of the agreement, through October 31, 2011.

Effective August 31, 2012, the Funds and U.S. Bancorp Fund Services, LLC (the “Administrator”) are parties to a Fund Administration Servicing Agreement. The Administrator provides administrative and fund accounting services pursuant to this agreement and, in consideration of these services, receives a fee computed daily and paid monthly at an annual rate equal to 0.04% of the first $500 million of the average daily net assets of the Funds, 0.035% on the next $500 million of the average daily net assets of the Funds, and 0.03% of the average daily net assets of the Funds in excess of $1 billion, with a minimum annual fee of $108,000. The Administrator will also be compensated for any out of pocket expenses that are reasonably incurred by the Administrator in carrying out its duties under the Administration Agreement.

Effective August 31, 2012, the Advisor and the Funds have adopted a Business Management Agreement under which the Advisor provides certain business management services to the Funds, including, without limitation, monitoring of the Funds’ relationships with third-party service providers and assisting with necessary and appropriate services to the Board of the Trust. For these services, the Advisor is entitled to receive a fee from each Fund at a rate of 0.035% of the Fund’s average daily net assets. For the six months ended April 30, 2013, for the services provided under the Business Management Agreement, the International Fund, Emerging Markets Fund, and American Opportunities Fund paid the Advisor $122,912, $5,641, and $4,277, respectively.

Effective August 31, 2012, the International and Emerging Market Funds have adopted a distribution and shareholder service plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan allows the Funds to compensate Quasar Distributors, LLC for the costs incurred in the distributing the Funds’ Class A or Class C shares at an annual rate of 0.25% and 1.00%, respectively. See Note 5.

Effective August 31, 2012, the Funds have adopted an Administrative Services Plan pursuant to which the Class A shares and Investor Class shares are authorized to make payments to certain entities, which may include banks, broker-dealers and other types of service providers, for providing administrative services with respect to shares of the Funds attributable to or held in the name of the service provider for its clients or customers with whom they have a servicing relationship. Under the terms of the Administrative Services Plan, Class A shares and Investor Class shares are authorized to make payments up to a maximum rate of 0.25% of the average daily net assets of the shares attributable to or held in the name of the service provider for providing the types of applicable administrative services covered under the terms of the Plan.

NOTE 5. SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

The International Fund and Emerging Markets Fund have adopted a distribution and shareholder service plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan allows the International Fund and Emerging Markets Funds to compensate the

www.thomaswhitefunds.com	63

Notes to Financial Statements Period Ended April 30, 2013 (Unaudited)

Distributor for the costs incurred in distributing the Funds’ Class A shares and Class C shares, including amounts paid to brokers or dealers, at an annual rate of 0.25% and 1.00%, respectively, of the average daily net assets of each share Class. For the six months ended April 30, 2013, fees incurred by the International Fund pursuant to the Plan were $29 for Class A and $585 for Class C Shares. For the six months ended April 30, 2013, fees incurred by the Emerging Markets Fund were $1 for Class A and $3 for Class C Shares.

NOTE 6. CUSTODIAN AND TRANSFER AGENT FEES

Custodian Fees - Northern Trust is the custodian for the International Fund and Emerging Markets Funds. U.S. Bank is the custodian for the American Opportunities Fund. Northern Trust bills the International Fund and the Emerging Markets Fund quarterly based on the value of their holdings as of the previous quarter end plus transaction fees. U.S. Bank bills the American Opportunities Fund monthly based on the ending value of its holdings plus transaction fees.

Transfer Agent - U.S. Bancorp also serves as the Funds’ transfer agent. Under the terms of the transfer agent agreement, U.S. Bancorp is entitled to $21,000 per year for the International Fund and $10,000 per year for the Emerging Markets Fund and the American Opportunities Fund. In addition, U.S. Bancorp is entitled to account-based fees along with reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

NOTE 7. INVESTMENT TRANSACTIONS

During the six months ended April 30, 2013, the cost of purchases and the proceeds from sales of investment securities, other than short-term investments, were as follows:

Fund	Purchases	Sales
International Fund	$194,985,295	$146,608,653

Emerging Markets Fund	6,150,678	7,148,678

American Opportunities Fund	9,180,414	9,068,493

At October 31, 2012, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based upon cost for federal income tax purposes, were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
International Fund	$565,826,243	$98,447,978	$(10,809,114)	$87,638,864

Emerging Markets Fund	29,484,373	4,965,588	(1,301,517)	3,664,071

American Opportunities Fund	18,965,263	4,139,125	(568,120)	3,571,005

Distributions to Shareholders

The Funds will distribute net investment income and net realized gains, if any, at least once a year. The amount of distributions from net investment income and net realized gains are

64	www.thomaswhitefunds.com

Notes to Financial Statements Period Ended April 30, 2013 (Unaudited)

determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book/tax” differences are either temporary or permanent in nature and are primarily due to differing treatments for futures and option transactions, foreign currency transactions, passive foreign investment companies and losses deferred due to wash sales. Permanent differences, primarily due to reclassification of REIT income, resulted in reclassifications among the Funds’ components of net assets at October 31, 2012, the Funds’ tax year-end. For the Thomas White International Fund, permanent differences resulted in reclassification of $42,274 in undistributed net investment income and ($42,274) in accumulated net realized loss. For the Thomas White Emerging Markets Fund, permanent differences resulted in reclassification of $2,109 in undistributed net investment income, $651 in accumulated net realized gain, and ($2,760) in paid in capital. For the Thomas White American Opportunities Fund, permanent differences resulted in reclassification of $12,282 in undistributed net investment income, $9,637 in accumulated net realized gain, and ($21,919) in paid in capital.

Fund	Undistributed Ordinary Income	Undistributed Long-term Gains	Unrealized Appreciation	Capital Loss Carryforwards	Total Distributable Earnings
International Fund	$233,948	$-------	$87,638,864	$(40,431,325)	$47,441,487

Emerging Markets Fund	-------	-------	3,664,071	(1,170,307)	$2,493,764

American Opportunities Fund	-------	-------	3,571,005	-------	$3,571,005

As of October 31, 2012, the Funds had tax basis capital losses, which may be carried forward up to eight years to offset future capital gains. Such losses expire as follows:

Fund	Capital Loss Carryforwards	Term	Expires
International Fund	$(11,495,126)		10/31/2017

	(21,219,829)	Short-Term	No Expiration

	(7,716,370)	Long-Term	No Expiration

Emerging Markets Fund	$(1,170,307)	Short-Term	No Expiration

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

www.thomaswhitefunds.com	65

Notes to Financial Statements Period Ended April 30, 2013 (Unaudited)

During the six months ended April 30, 2013, there were no distributions paid by any of the Funds.

The tax character of distributions paid during the periods shown below were as follows:

	Year Ended October 31, 2012
	Ordinary Income	Return of Capital	Long-term Capital Gains	Total Distributions
International Fund - Investor Class	$9,120,154	$-------	$-------	$9,120,154

International Fund - Class I	1,865,908	-------	-------	1,865,908

International Fund - Class A	9	-------	-------	9

International Fund - Class C	8	-------	-------	8

Emerging Markets Fund - Investor Class	451,792	2,110	-------	453,902

Emerging Markets Fund - Class I	15,263	71	-------	15,334

Emerging Markets Fund - Class A	8	-------	-------	8

Emerging Markets Fund - Class C	8	-------	-------	8

American Opportunities Fund - Investor Class	141,212	10,264	802,679	954,155

NOTE 8. SUBSEQUENT EVENTS

In preparing these financial statements, the Trust has evaluated events after April 30, 2013 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

66	www.thomaswhitefunds.com

Period Ended April 30, 2013 (Unaudited)

FINANCIAL HIGHLIGHTS

Thomas White International Fund - Investor Class
		Six Months Ended April 30, 2013			Year Ended October 31, 2012 ^			Year Ended October 31, 2011		Year Ended October 31, 2010		Year Ended October 31, 2009		Year Ended October 31, 2008
Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	16.55		$	15.55		$	16.75	$	14.50	$	11.74	$	22.51

Income from investment operations:
Net investment income [1]		0.11			0.31			0.29		0.20		0.19		0.27
Net realized and unrealized gains/(losses)		2.03			0.97			(1.20)		2.25		2.76		(10.79)
Total from investment operations		2.14			1.28			(0.91)		2.45		2.95		(10.52)

Distributions:
From net investment income		-------			(0.28)			(0.29)		(0.20)		(0.19)		(0.25)
Change in net asset value for the period		2.14			1.00			(1.20)		2.25		2.76		(10.77)
Net asset value, end of period	$	18.69		$	16.55		$	15.55	$	16.75	$	14.50	$	11.74
Total Return		12.93%	[2]		8.25%			(5.42)%		16.88%		25.15%		(46.69)%

Ratios/supplemental data
Net assets, end of period (000)	$	512,317		$	540,118		$	478,255	$	484,822	$	359,704	$	187,998

Ratio to average net assets:
Expenses (net of reimbursement)		1.24%	[3]		1.31%	[4]		1.34%		1.38%		1.46%		1.47%
Expenses (prior to reimbursement)		1.34%	[3]		1.37%	[4]		1.34%		1.38%		1.46%		1.47%
Net investment income (net of reimbursement)		1.26%	[3]		1.94%	[4]		1.70%		1.31%		1.80%		1.49%
Net investment income (prior to reimbursement)		1.16%	[3]		1.88%	[4]		1.70%		1.31%		1.80%		1.49%
Portfolio turnover rate [5]		21%			66%			41%		44%		59%		54%

^	On August 31, 2012, the initial class of shares was renamed the Investor Class.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Not annualized.

(3)	Annualized.

(4)	Effective August 31, 2012, the expense cap was decreased from 1.40% to 1.24%.

(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

www.thomaswhitefunds.com	67

Period Ended April 30, 2013 (Unaudited)

Thomas White International Fund - Class I
		Six Months Ended April 30, 2013			August 31, 2012^ through October 31, 2012

Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	16.56		$	16.23

Income from investment operations:
Net investment income [1]		0.13			0.07
Net realized and unrealized gains		2.03			0.55
Total from investment operations		2.16			0.62
Distributions from net investment income		-------			(0.29)
Change in net asset value for the period		2.16			0.33
Net asset value, end of period	$	18.72		$	16.56
Total return [2]		13.04%			3.83%

Ratios/supplemental data
Net assets, end of period (000)	$	279,979		$	106,601

Ratio to average net assets:
Expenses (net of reimbursement)		0.99%	[3]		0.99%	[3]
Expenses (prior to reimbursement)		1.16%	[3]		1.45%	[3]
Net investment income (net of reimbursement)		1.51%	[3]		2.47%	[3]
Net investment income (prior to reimbursement)		1.34%	[3]		2.01%	[3]
Portfolio turnover rate [4]		21%			66%

^	On August 31, 2012, Class I shares became effective.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Not annualized.

(3)	Annualized.

(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

68	www.thomaswhitefunds.com

Period Ended April 30, 2013 (Unaudited)

FINANCIAL HIGHLIGHTS

Thomas White International Fund - Class A
	Six Months Ended April 30, 2013			August 31, 2012^ through October 31, 2012
Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	16.56		$	16.23

Income from investment operations:
Net investment income [1]		0.09			0.06
Net realized and unrealized gains		2.04			0.56
Total from investment operations		2.13			0.62

Distributions from net investment income		-------			(0.29)
Change in net asset value for the period		2.13			0.33
Net asset value, end of period	$	18.69		$	16.56
Total Return + [2]		12.86%			3.80%

Ratios/supplemental data
Net assets, end of period	$	87,931		$	519

Ratio to average net assets:
Expenses (net of reimbursement/recoupment)		1.49%	[3]		1.49%	[3]
Expenses (prior to reimbursement/recoupment)		1.41%	[3]		1.66%	[3]
Net investment income (net of reimbursement/recoupment)		1.01%	[3]		1.99%	[3]
Net investment income (prior to reimbursement/recoupment)		1.09%	[3]		1.82%	[3]
Portfolio turnover rate [4]		21%			66%

^	On August 31, 2012, Class A shares became effective.

+	Total return does not reflect any sales charge for Class A Shares.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Not annualized.

(3)	Annualized.

(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

www.thomaswhitefunds.com	69

Period Ended April 30, 2013 (Unaudited)

Thomas White International Fund - Class C
		Six Months Ended April 30, 2013			August 31, 2012^ through October 31, 2012

Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	16.56		$	16.23

Income from investment operations:
Net investment income [1]		0.05			0.06
Net realized and unrealized gains		2.02			0.54
Total from investment operations		2.07			0.60

Distributions from net investment income		-------			(0.27)
Change in net asset value for the period		2.07			0.33
Net asset value, end of period	$	18.63		$	16.56
Total Return + [2]		12.50%			3.68%

Ratios/supplemental data
Net assets, end of period	$	399,369		$	518

Ratio to average net assets:
Expenses (net of reimbursement)		1.99%	[3]		1.99%	[3]
Expenses (prior to reimbursement)		2.16%	[3]		2.16%	[3]
Net investment income (net of reimbursement)		0.52%	[3]		1.47%	[3]
Net investment income (prior to reimbursement)		0.35%	[3]		1.30%	[3]
Portfolio turnover rate [4]		21%			66%

^	On August 31, 2012, Class C shares became effective.

+	Total return does not reflect any deferred sales charge for Class C Shares.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Not annualized.

(3)	Annualized.

(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

70	www.thomaswhitefunds.com

Period Ended April 30, 2013 (Unaudited)

FINANCIAL HIGHLIGHTS

Thomas White Emerging Markets Fund - Investor Class
		Six Months Ended April 30, 2013			Year Ended October 31, 2012^			Year Ended October 31, 2011		June 28, 2010* through October 31, 2010
Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	11.21		$	10.62		$	12.05	$	10.00

Income from investment operations:
Net investment gain [1]		0.04			0.18			0.17		0.02
Net realized and unrealized gains (losses)		1.04			0.58			(1.41)		2.05
Total from investment operations		1.08			0.76			(1.24)		2.07

Distributions:
From net investment income		-------			(0.17)			(0.17)		(0.02)
From net realized gains		-------			-------			(0.02)		-------
Total Distributions		-------			(0.17)			(0.19)		(0.02)
Change in net asset value for the period		1.08			0.59			(1.43)		2.05
Net asset value, end of period	$	12.29		$	11.21		$	10.62	$	12.05
Total Return		9.63%	[2]		7.21%			(10.26)%		20.71%	[2]

Ratios/supplemental data
Net assets, end of period (000)	$	5,251		$	29,602		$	28,377	$	28,199

Ratio to average net assets:
Expenses (net of reimbursement)		1.34%	[3]		1.47%	[4]		1.50%		1.50%	[3]
Expenses (prior to reimbursement)		1.68%	[3]		1.97%	[4]		1.84%		1.72%	[3]
Net investment income (net of reimbursement)		0.76%	[3]		1.61%	[4]		1.43%		0.57%	[3]
Net investment income (prior to reimbursement)		0.42%	[3]		1.11%	[4]		1.10%		0.36%	[3]
Portfolio turnover rate [5]		19%			54%			33%		4%

^	On August 31, 2012, the initial class of shares was renamed the Investor Class.

*	Commencement of operations.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Not annualized.

(3)	Annualized.

(4)	Effective August 31, 2012, the expense cap was decreased from 1.50% to 1.34%.

(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

www.thomaswhitefunds.com	71

Period Ended April 30, 2013 (Unaudited)

Thomas White Emerging Markets Fund - Class I
		Six Months Ended April 30, 2013			August 31, 2012^ through October 31, 2012
Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	11.21		$	10.80

Income from investment operations:
Net investment income [1]		0.06			0.04
Net realized and unrealized gains		1.02			0.55
Total from investment operations		1.08			0.59
Distributions from net investment income		-------			(0.18)
Change in net asset value for the period		1.08			0.41
Net asset value, end of period	$	12.29		$	11.21
Total Return [2]		9.63%			5.47%

Ratios/supplemental data
Net assets, end of period (000)	$	27,421		$	956

Ratio to average net assets:
Expenses (net of reimbursement)		1.09%	[3]		1.09%	[3]
Expenses (prior to reimbursement)		1.76%	[3]		3.31%	[3]
Net investment income (net of reimbursement)		1.01%	[3]		1.68%	[3]
Net investment income (prior to reimbursement)		0.34%	[3]		(0.54)%	[3]
Portfolio turnover rate [4]		19%			54%

^	On August 31, 2012, Class I shares became effective.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Not annualized.

(3)	Annualized.

(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

72	www.thomaswhitefunds.com

Period Ended April 30, 2013 (Unaudited)

FINANCIAL HIGHLIGHTS

Thomas White Emerging Markets Fund - Class A
		Six Months Ended April 30, 2013			August 31, 2012^ through October 31, 2012
Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	11.20		$	10.80

Income from investment operations:
Net investment income [1]		0.03			0.03
Net realized and unrealized gains		1.03			0.55
Total from investment operations		1.06			0.58
Distributions from net investment income		-------			(0.18)
Change in net asset value for the period		1.06			0.40
Net asset value, end of period	$	12.26		$	11.20
Total Return + [2]		9.46%			5.35%

Ratios/supplemental data
Net assets, end of period	$	5,694		$	527

Ratio to average net assets:
Expenses (net of reimbursement)		1.59%	[3]		1.59%	[3]
Expenses (prior to reimbursement)		1.64%	[3]		2.32%	[3]
Net investment income (net of reimbursement)		0.51%	[3]		1.19%	[3]
Net investment income (prior to reimbursement)		0.46%	[3]		0.46%	[3]
Portfolio turnover rate [4]		19%			54%

^	On August 31, 2012, Class A shares became effective.

+	Total return does not reflect any sales charge for Class A Shares.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Not annualized.

(3)	Annualized.

(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

www.thomaswhitefunds.com	73

Period Ended April 30, 2013 (Unaudited)

Thomas White Emerging Markets Fund - Class C
		Six Months Ended April 30, 2013			August 31, 2012^ through October 31, 2012
Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	11.21		$	10.80

Income from investment operations:
Net investment income [1]		0.00			0.02
Net realized and unrealized gains		1.03			0.55
Total from investment operations		1.03			0.57
Distributions from net investment income		-------			(0.16)
Change in net asset value for the period		1.03			0.41
Net asset value, end of period	$	12.24		$	11.21
Total Return + [2]		9.19%			5.32%

Ratios/supplemental data
Net assets, end of period	$	572		$	526

Ratio to average net assets:
Expenses (net of reimbursement)		2.09%	[3]		2.09%	[3]
Expenses (prior to reimbursement)		2.38%	[3]		2.85%	[3]
Net investment income (net of reimbursement)		0.01%	[3]		0.67%	[3]
Net investment income (prior to reimbursement)		(0.28)%	[3]		(0.09)%	[3]
Portfolio turnover rate [4]		19%			54%

^	On August 31, 2012, Class C shares became effective.

+	Total return does not reflect any deferred sales charge for Class C Shares.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Not annualized.

(3)	Annualized.

(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

74	www.thomaswhitefunds.com

Period Ended April 30, 2013 (Unaudited)

FINANCIAL HIGHLIGHTS

Thomas White American Opportunities Fund - Investor Class
		Six Months Ended April 30, 2013			Year Ended October 31, 2012^			Year Ended October 31, 2011		Year Ended October 31, 2010		Year Ended October 31, 2009		Year Ended October 31, 2008

Per share operating performance (For a share outstanding throughout the year)
Net asset value, beginning of year	$	13.28		$	12.81		$	12.53	$	10.25	$	10.01	$	15.44

Income from investment operations:
Net investment income		0.08			0.11			0.13		0.09		0.08		0.05
Net realized and unrealized gains (losses)		2.05			0.94			0.78		2.28		0.28		(5.43)
Total from investment operations		2.13			1.05			0.91		2.37		0.36		(5.38)

Distributions:
From net investment income		-------			(0.09)			(0.13)		(0.09)		(0.08)		(0.05)
From net realized gains		-------			(0.49)			(0.50)		-------		-------		-------
Tax return of capital		-------			-------			-------		-------		(0.04)		-------
Total Distributions		-------			(0.58)			(0.63)		(0.09)		(0.12)		(0.05)
Change in net asset value for the year		2.13			0.47			0.28		2.28		0.24		(5.43)
Net asset value, end of year	$	15.41		$	13.28		$	12.81	$	12.53	$	10.25	$	10.01
Total Return		16.04%	[2]		8.21%			7.36%		23.13%		3.62% [1]		(34.79)%

Ratios/supplemental data

Net assets, end of year (000)	$	26,512		$	22,870		$	21,072	$	21,547	$	17,713	$	15,835

Ratio to average net assets:

Expenses (net of reimbursement/recoupment)		1.34%	[3]		1.35%	[4]		1.35%		1.35%		1.35%		1.35%

Expenses (prior to reimbursement/recoupment)		1.32%	[3]		1.50%	[4]		1.39%		1.57%		1.74%		1.51%

Net investment income (net of reimbursement/recoupment)		1.10%	[3]		0.73%	[4]		1.02%		0.75%		1.16%		0.38%

Net investment income (prior to reimbursement/recoupment)		1.12%	[3]		0.58%	[4]		0.97%		0.53%		0.90%		0.22%
Portfolio turnover rate		37%			44%			66%		53%		83%		40%

^	On August 31, 2012, the initial class of shares was remaned the Investor Class.

(1)	Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased asset value per share total return and net by 0.056% and $0.01 respectively.

(2)	Not annualized.

(3)	Annualized.

(4)	Effective August 31, 2012, the expense cap was decreased from 1.35% to 1.34%.

www.thomaswhitefunds.com	75

THOMAS WHITE FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Funds you incur two types of costs : (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any, or redemption fees; and (2) ongoing costs, including management fees; distribution fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, November 1, 2012 through April 30, 2013 for the Funds’ Investor Class, Class I, Class A and Class C shares.

ACTUAL EXPENSES

The third and fourth columns of the table below provides information about actual account values and actual expenses. You may use the information in this line together with the amount you invested to estimate the expenses you paid over the period. Simply divided your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the fourth column under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your own account during this period. IRA accounts are charged a $15.00 annual fee each year in September that is not reflected in the actual expense example. If you hold your Fund shares through an IRA account, you should add this cost to the expenses paid shown below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The fifth and sixth columns of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. IRA accounts are charged a $15.00 annual fee each year in September that is not reflected in the hypothetical expense example. If you hold your Fund shares through an IRA account, you should separately compare the Funds’ IRA fees to the IRA fees of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) or purchase payments or contingent deferred sales charges on redemptions, if any, or redemption fees. Therefore the sixth column of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

76	www.thomaswhitefunds.com

THOMAS WHITE FUNDS

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio *	Beginning Account Value Nov. 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During Period	Ending Account Value April 30, 2013	Expenses Paid During Period
International Fund
Investor Class Shares	1.24%	$1,000.00	$1,129.30	$6.55	$1,018.65	$6.21
Class I Shares	0.99%	$1,000.00	$1,130.40	$5.23	$1,019.89	$4.96
Class A Shares	1.49%	$1,000.00	$1,128.60	$7.86	$1,017.41	$7.45
Class C Shares	1.99%	$1,000.00	$1,125.00	$10.48	$1,014.93	$9.94
Emerging Markets Fund
Investor Class Shares	1.34%	$1,000.00	$1,096.30	$6.96	$1,018.15	$6.71
Class I Shares	1.09%	$1,000.00	$1,096.30	$5.67	$1,019.39	$5.46
Class A Shares	1.59%	$1,000.00	$1,094.60	$8.26	$1,016.91	$7.95
Class C Shares	2.09%	$1,000.00	$1,091.90	$10.84	$1,014.43	$10.44
American Opportunities Fund
Investor Class	1.34%	$1,000.00	$1,160.40	$7.18	$1,018.15	$6.71
*	Expenses for the International, Emerging Markets and American Opportunities Funds’ annualized expense ratio (after waiver and reimbursement), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-811-0535.

PROXY VOTING POLICIES, PROCEDURES AND RECORD

You may obtain a description of the Funds’ (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12 month period ended June 30 for which an SEC filing has been made, without charge, upon request by calling the Funds at 1-800-811-0535 or on the EDGAR database on the SEC’s website (http://www.sec.gov).

ADDITIONAL INFORMATION

The Statement of Additional Information contains additional information regarding the Funds and Trustees, and is available upon request without charge by calling 1-800-811-0535.

www.thomaswhitefunds.com	77

Approval of Investment Advisory Agreements (Unaudited)

At an in-person meeting of the Board of Trustees (the “Board” or the “Trustees”) held on February 25, 2013, the Board considered and reviewed each of the Investment Advisory Agreements (the “Agreements”) between Lord Asset Management Trust (the “Trust”), on behalf of the Thomas White American Opportunities Fund (the “American Opportunities Fund”), the Thomas White International Fund (the “International Fund”) and the Thomas White Emerging Markets Fund (the “Emerging Markets Fund” and together with the American Opportunities Fund and the International Fund, the “Funds”), and Thomas White International, Ltd. (“TWI” or the “Advisor”), to determine whether the Agreements should be continued for a one-year period.

In accordance with the Investment Company Act of 1940, the Board of Trustees of the Funds is required, on an annual basis, to consider the continuation of each of the Agreements with the Advisor, and this must take place at an in-person meeting of the Board. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Agreements, and it is the duty of the Advisor to furnish the Trustees with such information that is responsive to their request. Accordingly, in determining whether to renew the Agreements between the Funds and the Advisor, the Board of Trustees requested, and the Advisor provided, information and data relevant to the Board’s consideration. This included materials prepared by the Advisor for the Board that provided them with information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, compared to other similar mutual funds.

Following their consideration and review of the Agreements, the Trustees determined that each Agreement would enable shareholders of the Fund to which it applies to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. Accordingly, the Board, including the Independent Trustees of the Board, unanimously approved the continuation of the Agreements. In reaching their decisions, the Trustees requested and obtained from the Advisor such information as they deemed reasonably necessary to evaluate the Agreements. The Trustees also carefully considered the information that they had received throughout the year from the Advisor as part of their regular oversight of the Funds, as well as profitability data and comparative fee, expense and performance information prepared by Trust management. In considering the continuation of the Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by Trust counsel and their own reasonable business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any one specific consideration or particular information that was controlling of their decisions:

•

The nature, extent and quality of the advisory services to be provided. The Trustees concluded that TWI is capable of providing high quality services to each Fund, as indicated by the nature and quality of services provided in the past, TWI’s management capabilities demonstrated with respect to the Funds, the professional qualifications and experience of Thomas White as the Funds’ portfolio manager, TWI’s investment and

78	www.thomaswhitefunds.com

Approval of Investment Advisory Agreements (Unaudited)

management oversight processes, and the competitive investment performance of the Funds. The Trustees also determined that TWI proposed to provide investment advisory services that were of the same quality as services it provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs.

•

The investment performance of the Funds. With respect to each Fund, the Trustees concluded on the basis of information derived from the performance data that TWI had achieved investment performance that was competitive relative to comparable funds over trailing periods. With respect to the International Fund, the Trustees took note of the fact that the Investor Class shares of the Fund had outperformed its peer group (based on the category average) for trailing three-, five- and ten- year periods and had outperformed its benchmark index, the MSCI All Country World ex US Index, for the trailing one-, three-, five- and ten-year periods. The Trustees noted that the Investor Class shares of the Emerging Markets Fund (which had commenced investment operations in June 2010) had outperformed its peer group (based on the category average) and benchmark index, the MSCI Emerging Markets Index, over the trailing one-year period. The Trustees noted that the Investor Class shares of the American Opportunities Fund had underperformed its peer group (based on the category average) over the one-, five- and ten-year periods and also had underperformed its primary benchmark index, the Russell Midcap Index, over the trailing one-, three-, five- and ten-year periods. The Board took into consideration the Fund’s strong performance over the trailing three-year period against its peer group and TWI’s commitment to addressing the Fund’s performance results. On the basis of the Trustees’ assessment of the nature, extent and quality of advisory services to be provided by TWI, the Trustees concluded that TWI is capable of generating a level of long-term investment performance that is appropriate in light of the Funds’ investment objectives, policies and strategies and competitive with many other investment companies.

•

The cost of advisory services provided and the level of profitability. On the basis of comparative information derived from the expense data, the Trustees determined that the overall expense ratio of each Fund, on a net basis, was competitive with industry averages, particularly with respect to mutual funds of comparable asset size. The Trustees also noted that TWI had proposed to renew its contractual commitment for the benefit of Fund shareholders to limit the operating expenses of each of the classes of shares of the Funds for an additional year. With respect to the International Fund, the Board took into consideration information regarding the fees that TWI charges another investment company client for similar sub-investment advisory services and the Trustees noted that the fees were comparable based on the relevant circumstances of the types of accounts involved. The Board also considered the fees that TWI charges to its non-investment company clients, noting the reasons for the differences in the fees. The Board also considered TWI’s current level of profitability with respect to the Funds, and noted

www.thomaswhitefunds.com	79

Approval of Investment Advisory Agreements (Unaudited)

that TWI’s profitability was acceptable and consistent with applicable industry averages and that TWI is committed to using its own resources to help grow the Funds. The Trustees then noted TWI’s commitment to establishing a multiple-class structure, increasing the exposure of the Web site and implementing other marketing initiatives to help promote the Funds and that the costs of the Web site are being borne by TWI, which provides an additional benefit to the Funds. Accordingly, on the basis of the Board’s review of the fees to be charged by TWI for investment advisory services, the investment advisory and other services provided to the Funds by TWI, and the estimated profitability of TWI’s relationship with each Fund, the Board concluded that the level of investment advisory fees and TWI’s profitability are appropriate in light of the investment advisory fees, overall expense ratios and investment performance of comparable investment companies and the historical profitability of the relationship between each Fund and TWI. The Trustees considered the profitability of TWI both before and after the impact of the marketing related expenses that TWI incurs out of its own resources in connection with its management of the Funds.

•

The extent to which economies of scale will be realized as the Funds grow and whether the advisory fees reflect economies of scale. While the Funds’ investment advisory fees do not decrease as Fund assets grow because the Funds are not currently subject to investment advisory fee breakpoints, the Trustees concluded that the Funds’ investment advisory fees are appropriate in light of the current size of the Funds, and appropriately reflect the current economic environment for TWI and the competitive nature of the mutual fund market. The Trustees noted that TWI has continued to limit the Funds’ total annual operating expenses by waiving fees and/or reimbursing certain Fund expenses. The Trustees then noted that they will have the opportunity to periodically re-examine whether a Fund has achieved economies of scale, and the appropriateness of investment advisory fees payable to TWI, in the future.

•

Benefits to TWI from its relationship with the Funds (and any corresponding benefits to the Funds). The Trustees concluded that other benefits derived by TWI from its relationship with the Funds, including “soft dollar” benefits in connection with Fund brokerage transactions and use of the Funds’ performance track records in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Funds and their shareholders. In addition, the Trustees determined that the Funds benefited from their relationship to TWI by virtue of TWI’s provision of business management services, in addition to investment advisory services, at a cost to the Funds that is generally comparable to the cost of an outside service provider, which the Trustees determined to be reasonable, fair and in the best interests of Fund shareholders in light of the nature and quality of the services provided and the necessity of the services for the Funds’ operations. In considering information regarding the business management fees payable by the Funds to TWI under the terms of the Business Management Agreement, which replaced a previous Accounting and Administration

80	www.thomaswhitefunds.com

Approval of Investment Advisory Agreements (Unaudited)

Agreement between the Funds and TWI, the Board members indicated that they had considered various factors with respect to the proposed business management fees, including the level and amount of these fees and the services to be provided by the Advisor in connection with the Business Management Agreement, in determining the reasonableness of the total fees payable by the Funds to the Advisor for the overall level of services that the Advisor provides to the Funds and their shareholders. In considering the nature and extent of these non-advisory business management services that are provided to the Funds by the Advisor, the Board took into consideration: (i) whether the Business Management Agreement is in the best interest of the Funds and their shareholders; (ii) whether the services to be performed under the Business Management Agreement are required for the operation of the Funds; (iii) whether the services provided are of a nature and quality at least equal to the same or similar services provided by independent third parties; and (iv) whether the fees for the services are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

•

Other Considerations. In approving the Agreements, the Trustees determined that TWI has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders. The Trustees also concluded that TWI has made a significant entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment, including the Expense Limitation Agreements with respect to each Fund under which TWI has undertaken to waive a portion of its fees to the benefit of Fund shareholders to the extent necessary in accordance with the terms of the Expense Limitation Agreements, subject to applicable recoupment provisions. The Board also considered matters with respect to the brokerage practices of TWI, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

In reaching their conclusion with respect to the continuation of each of the Agreements and the level of fees paid under the Agreements, the Trustees, as noted, did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that had influenced their decision making process. They noted the level and quality of investment advisory services provided by the Advisor to each of the Funds, and they found that these services continued to benefit the shareholders of the Funds and also reflected management’s overall commitment to the continued growth and development of the Funds. Based upon their consideration and review of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, the Trustees, including a majority of the Independent Trustees, concluded that the terms of the Agreements are fair and reasonable in light of the services provided and the Board therefore voted to renew the Agreements for an additional one-year period.

www.thomaswhitefunds.com	81

Privacy Policy

LORD ASSET MANAGEMENT TRUST

THOMAS WHITE INTERNATIONAL, LTD.

I. Commitment to Consumer* Privacy

The Thomas White Funds Family and Thomas White International, Ltd. (collectively, “we” or “us”) are committed to handling consumer information responsibly. We recognize and respect the privacy expectations of our consumers, and we believe that the confidentiality and security of consumers’ personal financial information is one of our fundamental responsibilities.

II. Collection of Consumer Information

We collect, retain and use consumer information only where we reasonably believe it would be useful to the consumer and allowed by law. Consumer information collected by us generally comes from the following sources:

•	Information we receive on applications or other forms;

•	Information about consumers’ transactions with us, our affiliates, or others.

III. Disclosure of Consumer Information

We may disclose all of the consumer information we collect to affiliated financial institutions and to third parties who are not our affiliates:

•	to perform marketing services on our behalf or pursuant to a joint marketing agreement between us and another party; and

•	as otherwise permitted by law.

We do not disclose any consumer information about our former customers* to anyone except as permitted by law.

IV. Security of Customer Information

We are committed to, and also require our service providers to:

•	maintain policies and procedures designed to assure only appropriate access to, and use of information about our customers; and

•	maintain physical, electronic and procedural safeguards that comply with federal standards to guard non-public personal information of our customers.

* As defined in Regulation S-P

82	www.thomaswhitefunds.com

OFFICERS AND TRUSTEES

Thomas S. White, Jr.

Chairman of the Board

James N. Bay

Trustee

Elizabeth G. Montgomery

Trustee

Robert W. Thomas

Trustee

John N. Venson, D.P.M.

Trustee

Stathy M. White

President

David M. Sullivan II

Vice President, Treasurer and

Assistant Secretary

J. Ryan Conner

Secretary and Chief Compliance Officer

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

Thomas White International, Ltd.

440 S. LaSalle Street, Suite 3900

Chicago, Illinois 60605-1028

CUSTODIANS

The Northern Trust Company

Chicago, Illinois

U.S. Bank, N.A.

Milwaukee, Wisconsin

LEGAL COUNSEL

Dechert LLP

Washington, DC

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

Chicago, Illinois

ADMINISTRATOR and TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

Milwaukee, Wisconsin

DISTRIBUTOR

Quasar Distributors, LLC

Milwaukee, Wisconsin

FOR CURRENT PERFORMANCE, NET ASSET VALUE OR FOR ASSISTANCE WITH YOUR ACCOUNT, PLEASE CONTACT THE THOMAS WHITE FUNDS AT 800-811-0535 OR VISIT OUR WEB SITE AT WWW.THOMASWHITEFUNDS.COM

www.thomaswhitefunds.com

COVER PICTURE: Nothing symbolizes Asia’s dynamic growth more than Hong Kong. This is a view of Hong Kong Island’s business center and the Kowloon district which is just across Victoria Harbor.

Item 2. Code of Ethics.

Not applicable - only required for annual reports on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Not applicable - only required for annual reports on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Not applicable - only required for annual reports on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

The Schedules of Investments are included as part of the reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable because the Registrant is not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable because the Registrant is not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable because the Registrant is not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable because the Registrant is not a closed-end management investment company.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) LORD ASSET MANAGEMENT TRUST

By (Signature and Title)* /s/ Stathy M. White
Stathy M. White
President (Principal Executive Officer)

Date July 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Stathy M. White
Stathy M. White
President (Principal Executive Officer)

Date July 8, 2013

By (Signature and Title)* /s/ David M. Sullivan II
David M. Sullivan II
Treasurer (Principal Financial Officer)

Date July 8, 2013

3